united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund (CTVAX, CTVCX, CTVIX)
Catalyst Insider Buying Fund (INSAX, INSCX, INSIX)
Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX)
Catalyst Buyback Strategy Fund (BUYAX, BUYCX, BUYIX)
Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX)
Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX)
Catalyst MLP & Infrastructure Fund (MLXAX, MLXCX, MLXIX)

June 30, 2020

Mutual Fund Series Trust

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds website, www.catalystmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 1-866-447-4228. Your election to receive reports in paper will apply to all Funds held within the Fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-866 -447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

CATALYST FUNDS
ANNUAL REPORT

TABLE OF CONTENTS

Portfolio Review	Page 1

Portfolios of Investments	Page 31

Statements of Assets and Liabilities	Page 43

Statements of Operations	Page 45

Statements of Changes in Net Assets	Page 47

Financial Highlights	Page 50

Notes to Financial Statements	Page 64

Supplemental Information	Page 80

Expense Example	Page 97

Privacy Notice	Page 98

June 30, 2020

Catalyst Small-Cap Insider Buying Fund (CTVAX, CTVCX, CTVIX)
(Unaudited)

Dear Shareholders,

The Catalyst Small-Cap Insider Buying Fund (the “Fund”) holds a portfolio of small/micro-cap stocks where the corporate insiders are buying their own company’s stock in a significant manner. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2020, the Fund underperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks. The underperformance relative to the benchmarks was due to its exposure to both small/micro-cap stocks and stocks within the consumer discretionary and health care sectors. Additionally, during the months of March and April, 2020, the Fund was defensively positioned which caused it to underperform the S&P 500 Total Return Index benchmark in the first half of 2020.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Small-Cap Insider Buying Fund underperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks during FY 2020. The Fund’s performance includes relative outperformance from holdings in the financials and materials sectors and relative underperformance from holdings in the consumer discretionary and health care sectors.

During the past year, the Fund was invested in small/micro-cap stocks which were out of favor for most of the year, particularly during the early stages of the Covid-19 outbreak. Small-cap stocks significantly underperformed their large-cap peers as the Russell 2000 Total Return Index returned -6.63% compared to the S&P 500 Total Return Index return of +7.51% despite some macro factors that favor small-cap stocks. We believe that the deviation in performance between small-caps and large-caps over the trailing year has set the stage for a potential reversal in performance given the current macro backdrop. First, the Federal Reserve has become increasingly more accommodative in its monetary policy throughout 2020 which should benefit small-cap companies who rely more on debt markets to fuel growth; the Fed has pledged relentless support to the economy and falling yields should be supportive of small-cap stocks as it decreases the company’s cost of borrowing. Second, small -cap stocks drastically underperformed large-cap stocks during the early stages of the Covid-19 outbreak; however, since the equity market’s March lows, the Russell 2000

Total Return Index outperformed the S&P 500 Total Return Index during 2Q 2020, returning 25.42% vs 20.54% respectively. Third, small-cap companies should be more protected from trade war escalation as they tend to derive their revenue domestically and are more insulated from the impacts of higher tariffs. The Covid-19 outbreak has overshadowed news related to the US-China trade war; however, the trade war is still a relevant concern for large multi-nationals moving forward.

The Fund’s total returns for the fiscal year ended 06/30/20 and for the period since inception through 06/30/20 as compared to the S&P 500 Total Return Index and Russell 2000 Total Return Index were as follows:

	Fiscal Year	Since Inception
	(06/30/19-06/30/20)	(07/31/06-06/30/20)(3)
Class A without sales charge	-18.61%	2.56%
Class A with sales charge	-23.29%	2.12%
Class C	-19.15%	1.83%
Class I (Inception Date – 03/27/09)	-18.41%	5.80%
Russell 2000 Total Return Index (1)	-6.63%	6.79%
S&P 500 Total Return Index (2)	7.51%	8.85%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a meaningful way. By reviewing numerous academic studies and performing our own historical research, we have found that small -cap stocks with insider buying tend to outperform the market in the long-run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Russell 2000 Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4885-NLD-8/17/2020

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	(18.61)%	(4.16)%	1.46%	2.56%
Class A with load	(23.29)%	(5.29)%	0.86%	2.12%
Class C	(19.15)%	(4.87)%	0.71%	1.83%
Class I	(18.41)%	(3.94)%	1.72%	5.80%
Russell 2000 Total Return Index(a)	(6.63)%	4.29%	10.50%	6.79%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.37% for Class A, 3.12% for Class C and 2.12% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an index.

**	Inception date is July 31, 2006 for Class A, Class C and the benchmark, and March 27, 2009 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	25.3%
Real Estate Investment Trusts	15.1%
Diversified Financial Services	12.7%
Mining	11.6%
Biotechnology	7.0%
Commercial Services	5.1%
Internet	4.8%
Engineering & Construction	4.7%
Computers	4.5%
Insurance	4.4%
Other/Cash & Equivalents	4.8%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX)
(Unaudited)

Dear Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing corporate insider buying. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2020, the Fund underperformed the S&P 500 Total Return Index (1) benchmark. The underperformance relative to the benchmark was driven by weak performance during the months of March and April, 2020, due to the Fund being defensively positioned while the equity market rallied. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund underperformed its S&P 500 Total Return Index benchmark during FY 2020. The Fund’s performance includes relative outperformance from holdings in the financials and materials sectors and relative underperformance in the health care and information technology sectors.

During the month of March, 2020, the Fund took a defensive positioning as it was unclear to us what the full impact of the Covid-19 pandemic would be for risk assets. When the Federal Reserve and the Federal Government began stepping in to stem a severe deterioration in the financial markets, we began reallocating the Fund’s assets and as of April 30th, 2020, the Fund is fully allocated. The Fund has outperformed the benchmark since April 30th, 2020; however, the Fund has trailed the benchmark over the past year as the underweight positioning during the months of March and April limited the ability of the Fund to fully participate in the strong market rally.

We are optimistic heading into the second half of 2020 and believe that the Fund holds a number of companies that are undervalued by the market. The market turbulence created by the Covid-19 outbreak provided an opportunity for executives to take advantage of price declines in their company’s stock. The largest holdings of the Fund are tilted heavily towards companies that should be able to perform well during a prolonged impact from Covid-19. During times of uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who are the most well-informed about their company’s prospects for the future. We follow a long-term strategy that invests in companies whose insiders believe their own shares are undervalued.

The Fund’s total returns for the fiscal year ended 06/30/20 and for the period since inception through 06/30/20 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	5 Years	Since Inception (2)
Class A	-4.10%	4.23%	8.94%
Class C	-4.77%	3.46%	8.41%
Class I (Inception Date – 6/6/14)	-3.79%	4.52%	3.60%
S&P 500 Total Return Index	7.51%	10.73%	12.64%
Class A with Sales Charge	-9.61%	3.00%	8.22%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4889-NLD-8/17/2020

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	(4.10)%	4.23%	8.94%
Class A with load	(9.61)%	3.00%	8.22%
Class C	(4.77)%	3.46%	8.41%
Class I	(3.79)%	4.52%	3.60%
S&P 500 Total Return Index(a)	7.51%	10.73%	12.64%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.63% for Class A, 2.38% for Class C and 1.38% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011 for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	48.1%
Internet	14.5%
Mining	12.8%
Diversified Financial Services	9.0%
Biotechnology	4.9%
Healthcare Services	4.2%
Healthcare Products	2.5%
Energy	1.3%
Commercial Services	1.0%
Real Estate Investment Trusts	0.7%
Other/Cash & Equivalents	1.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX)
(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Funds over eight years ago to offer our flagship equity investment strategy as a mutual fund, we have produced numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the offering and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future. The Fund’s total returns through 06/30/20 as compared to the S&P 500 Total Return Index1 are as follows:

Fund vs Index Performance	Fiscal Year (06/30/19-06/30/20)	Since Inception (12/22/11-06/30/20)[2]
Class A without sales charge	5.10%	13.93%
Class A with sales charge	-0.94%	13.14%
Class C	4.28%	13.07%
Class I (Inception Date – 6/6/14)	5.32%	10.63%
S&P 500 Total Return Index[1]	7.51%	13.54%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to achieve long term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio which has produced a performance history that often displays a lower correlation to the broad equity market than more traditional institutional strategies.

The year ending June 30, 2020, was defined by two distinct performance periods for the Catalyst Dynamic Alpha Fund. In the final six months of 2019, the Fund struggled to keep pace with the rapid rally in the benchmark index. However, commensurate with the calendar switching to 2020, the fund sharply outperformed the benchmark index as volatility elevated with the onset of the coronavirus pandemic. For the 12 months ending June 30, 2020 the Catalyst Dynamic Alpha Fund (Class I) gained 5.32%, trailing the 7.51% rally by the S&P 500. However, over the most recent six-month period, the Fund gained 4.18% while the benchmark index fell by 3.08%. The Fund benefited by altering its sector allocations across the year. The Catalyst Dynamic Alpha Fund expanded its exposure to Information Technology and Health Care and built core positioning in the Communications Services sector, while reducing its investments in the Consumer Staples and Industrials sectors most significantly.

As of June 30, 2020, the portfolio was allocated in the following fashion.

Sector
Information Technology	28%
Health Care	17%
Consumer Discretionary	11%
Communications Services	9%
Financials	7%
Real Estate	5%
Industrials	4%
Consumer Staples	2%
Other	17%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2020 and are subject to change.

For the year, the Fund benefited from a lack of exposure to the Energy sector, robust selection effects in the Finance sector and acute near-term outperformance in the Technology sector. The Fund’s two largest holdings as of June 30, 2020, DocuSign, Inc. (6.7% of the portfolio) and Teradyne, Inc. (5.4% of the portfolio) gained sharply since being purchased by the Fund. DocuSign, bought initially on February 4, 2020, has rallied more than 100% in response to enthusiasm for their electronic signature solutions in today’s remote work environment. Teradyne, a designer and manufacturer of semiconductor testing products, has rallied more than 60% since being added to the Fund in October 2019 as investor’s are increasingly favorable on the impacts from the expansion of 5G services. Poor performance of the strategy’s Consumer Discretionary selections and negative allocation effects in the Industrial space were the primary detractors from overall performance results.

As of June 30, 2020, the top five holdings in the Fund as a percentage of market value were:

Company	Weight
DocuSign, Inc.	5.6%
American Tower Corp.	4.5%
Teradyne, Inc.	4.5%
Amazon.com, Inc.	4.3%
Vertex Pharmaceuticals	4.1%

Holdings are subject to change and should not be considered investment advice.

After succumbing to intense selling pressure in the first quarter driven by the onset of the pandemic, domestic equities staged a remarkable second quarter rebound. For the period, US stocks posted their best quarterly advance this century by rising more than 20%. While the broad market remains slightly lower than at the onset of the year, there is an expanding gap between the performance of economically sensitive companies and those with more secular growth trends. Banks, energy firms and capital goods producers have slumped by 20% or more year to date, while technology companies and online media and retailers have risen by more than double digits. The catalyst for this is clear: a protracted adherence to physical distancing guidelines is likely to produce widely disparate outcomes for firms of various orientations. With more business and retail functionalities migrating to a remote configuration, technology and communications services stocks should broadly benefit. Conversely, demand for other goods and services has been crippled as a result of escalated unemployment and heightened economic uncertainty; severely damaging the fortunes of banks and capital-intensive companies.

Much of the current economic data remains overtly bearish, but the trajectory of many metrics has shifted from acute contraction to sharp recovery. While it is unlikely that the pace of improvement will persist at its current rate, stocks have reacted favorably in response to recent data. Investors are displaying a general willingness to look past the negative short-run economic impacts and instead focus on year-ahead implications when evaluating investment opportunities. This has created an interesting dichotomy where economic circumstances have changed completely in the past six months, but leadership trends in the stock market have remained principally static. Large capitalization companies have continued to outperform smaller capitalization firms, and growth securities have persisted in their outperformance of value companies. The impacts of the current recession have not altered, but instead exacerbated the dynamics that were previously in place. Large companies tend to be better insulated against economic contractions due to their stronger balance sheets and greater access to capital, while growth companies often are less economically sensitive to changes in aggregate demand. So, while much has changed in just a few months, very little has been altered as it relates to stock market leadership.

It has been posited that equity investors are eternal optimists and bond investors are inherently pessimists. This adage seems particularly apt given the current state of these markets. The bond market appears to be forecasting a challenging upcoming environment for business, while the stock market is trading near all-time highs. Despite these incongruous market dynamics and the profoundly unique nature of our current circumstances, it does not appear that a near-term selloff in equities is preordained. With interest rates at all-time lows and wholesale economic lockdowns unlikely to be implemented again, a retest of the March lows seems a low probability. However, with economic data continuing to stall from its recent rapid ascent and localized limitations of economic activities likely to persist as the virus continues to spread, equities seem unlikely to repeat their second quarter results. A fitful start-and-stall environment appears imminent for economic and stock market results alike. This atmosphere may be conducive to tactical active equity management as the gulf between leaders and laggards could continue to widen.

Sincerely,

Cory Krebs

President, Cookson, Peirce & Co., Sub-Advisor to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4884-NLD-8/17/2020

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	5.10%	9.06%	13.93%
Class A with load	(0.94)%	7.78%	13.14%
Class C	4.28%	8.24%	13.07%
Class I	5.32%	9.34%	10.63%
S&P 500 Total Return Index(a)	7.51%	10.73%	13.54%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses are 1.45% for Class A, 2.20% for Class C and 1.21% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 22, 2011, for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	17.4%
Internet	14.3%
Semiconductors	13.2%
Pharmaceuticals	11.1%
Real Estate Investment Trusts	5.5%
Retail	5.3%
Biotechnology	5.0%
Private Equity	4.8%
Computers	4.5%
Healthcare Services	4.4%
Other/Cash & Equivalents	14.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Buyback Strategy Fund (BUYAX, BUYCX, BUYIX)
(Unaudited)

Dear Shareholders,

The Catalyst Buyback Strategy Fund (BUYIX) seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Amid the COVID-19 outbreak, the landscape for buybacks and investor sentiment have changed dramatically. We believe this has created a compelling opportunity for the Fund, and we are excited about the future for the strategy.

The Fund invests primarily in the common stocks of U.S. companies that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization and has been categorized as Mid-Cap Blend by Morningstar since inception because of its all-cap equity approach and resulting holdings. Our quantitative models focus on factors related to a buyback announcement that have historically demonstrated the ability to generate outperformance.

Calendar year 2018 and much of 2019 were a record environment for share repurchase announcements. Historically, a larger number of announcements were positive as they provided the Fund with more potential to get closer to the announcement date, a historical driver of outperformance in the strategy. Yet, in an environment with so many companies announcing buybacks, we believe the signal lost some of its value. It became increasingly difficult in 2019 to differentiate between a buyback signal that was indicative of the company’s belief in its prospects versus something that was being done to match its competitors or simply return a new influx of cash from a change in the corporate tax landscape. As a result, 2019 was the first year since 2014 that the Fund performed poorly relative to its Morningstar Mid-Cap Blend category.

We have been monitoring the holdings of the portfolio to ensure that we remain invested in companies that have continued to buy back shares throughout the year. The methodology behind our portfolio selection has remained the same throughout the pandemic. The investment process utilizes quantitative models to help rank companies based on a variety of factors that have worked well in various market environments. Next, we apply a buyback overlay on top of the initial quality screen to factor in buyback characteristics such as the announcement date and size of the announcement. When a company suspends their buyback or more favorable investment opportunities arise, we sell out of positions and replace them with better options.

While a bear market is generally not a good thing for investors, the events during the first half of 2020 resulted in almost an elimination of the excess buyback announcements, or the “noise,” and has created a potential opportunity for the Fund. Throughout the history of the buyback strategy and our research into buyback announcements, these types of environments have been among the best for the strategy.

Strategy Evolution

Underperformance in 2014 was driven by a unique change in the environment in which large and activist investors pressured underperforming companies to announce a buyback primarily for financial engineering purposes. We addressed this potential risk with an enhanced qualitative overview focused on company motivations, available cash, cash flow, historical buyback completion rates, and other factors. The result was the Fund going from the bottom quartile in its Morningstar category in 2014 to top decile in 2015 and ongoing strong performance for years after.

Recently, another phenomenon occurred that significantly challenged our models, resulting in underperformance and the need for strategy evolution. Following the Tax Cuts and Jobs Act, many companies had a significant influx of cash starting in 2018, during a business environment still characterized by extensive geopolitical and macroeconomic uncertainty. As a result, companies used their cash for buybacks rather than investment, resulting in 2018 shattering previous records for buyback announcements. This environment continued into 2019.

The unprecedented increase in buyback announcements created challenges for two primary reasons. First, companies suddenly had significant excess cash and simply wanted to return it to shareholders through a share repurchase, which has the benefits of flexibility and generally more favorable tax consequences for investors. These companies did not necessarily have strong conviction in their stock. Second, even when a compelling signal arose, the holding rarely maintained its ranking high enough in our models to recognize the full potential because new announcements would rank higher shortly after. To our frustration, we watched our models identify good stocks only to have them gone too soon.

In December 2019, we updated our models to expand the analysis of companies for inclusion in the portfolio by beginning to also analyze them for a wide array of firm- and security-specific characteristics that our long history of research indicated could add value over time. The primary intended outcome was separating out the meaningful buyback announcements from the companies simply trying to return the new influx of cash. A secondary intended outcome was a significantly longer holding period for many positions.

Fund Performance

The trailing fiscal year was challenging for the Fund. BUYIX trailed its S&P 500 TR Index, Russell 3000 TR Index benchmark, and Morningstar Mid-Cap Blend category, returning -13.58% compared to -6.19% for the Morningstar Mid-Cap Blend category. It was the first year since 2014 that the Fund underperformed its Morningstar category.

Calendar Year	BUYIX	Morningstar Mid-Cap Blend Category	Category Rank / # of Funds
2014	-0.95%	7.80%	97th percentile / 369 funds
2015	0.26%	-4.75%	10th percentile / 432 funds
2016	15.08%	14.14%	50th percentile / 443 funds
2017	19.86%	15.93%	14th percentile / 443 funds
2018	-7.20%	-11.15%	15th percentile / 464 funds
2019	17.45%	26.21%	94th percentile / 404 funds
2020 YTD	-16.67%	-12.55%	n/a (less than one year)

One primary reason for the Fund’s underperformance in FY 2020 was the significant deviation between value and growth stocks. For example, the Russell 3000 Value Index returned -9.44% while the Russell 3000 Growth Index returned +21.94% between June 30, 2019 and June 30, 2020. While the Fund does not specifically target value or growth, the past year has resulted in the Fund favoring value in many cases. According to Morningstar, the Fund possessed more of a tilt towards value than the Mid-Cap Blend category. Intuitively, this is not surprising as companies that see their stock trading at a deep discount compared to competitors have more of an incentive to repurchase their stock versus a company whose stock may be trading far above historical valuations.

Some of the value and growth story can be observed through sector attribution. For example, although the Fund had a large allocation to Information Technology stocks, the net contribution to the Fund was only roughly +0.5% versus +7. 3% to the Russell 3000 Index. Like FY 2019, the Fund also had a large allocation to Consumer Discretionary as the out-of-favor sector resulted in many companies announcing large buyback plans. This sector contributed approximately -1.7% to Fund returns compared to +1.6% for the Russell 3000 benchmark. Similarly, Financials were a drag on Fund performance with a contribution of -6.0% versus -2.2% for the Russell 3000.

Another reason for underperformance during the fiscal year was a larger than typical cash allocation resulting from the sudden change in environment in March 2020. As it became evident that the impact of the Covid-19 pandemic was likely to be far worse than expected, many companies, including those that had just recently announced large buyback programs in early 2020, began to suspend or terminate their buyback programs. Additionally, very few companies announced new buyback plans during this same period. The result was the Fund holding a significantly higher cash position than normal beginning March 13 and extending to mid-April, a period when the S&P 500 TR Index recovered +11.52%.

The Fund’s total returns for fiscal year ended 06/30/20 and for the period since inception through 06/30/20 as compared to the S&P 500 TR Index and the Russell 3000 TR Index were as follows:

	1 Year	3 Years	5 Years	Since Inception[3]
Class A without Sales Charge	-13.79%	-0.49%	3.92%	3.15%
Class A with Sales Charge	-18.78%	-2.44%	2.70%	2.21%
Class C	-14.45%	-1.25%	3.12%	2.38%
Class I	-13.58%	-0.26%	4.17%	3.42%
S&P 500 Total Return Index	7.51%	10.73%	10.73%	10.53%
Russell 3000 Total Return Index	6.53%	10.04%	10.03%	9.94%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook

We believe the current landscape for buybacks should lead to improved performance for the coming fiscal year. The economic downturn caused by the pandemic has left many companies strapped for cash as their core business models have been disrupted, ultimately leading to sharp declines in revenue. As a result of growing financial strains, many companies have suspended buybacks to preserve their cash flow. Since February 28, well over 100 companies in the S&P 500 have suspended their share buyback plans, and the number of new announcements has declined dramatically. We believe that this development presents a unique opportunity for the Fund. Although this makes our universe of stocks smaller, we believe we are now selecting from a much higher quality pool of options than before. The companies announcing or still buying back their shares during this pandemic are more indicative of companies that are positioned to outperform. Accordingly, we have adjusted our portfolio exposure to reflect these types of companies.

We will continue to monitor the ever-changing landscape of share buybacks and make sure we remain invested in high-quality companies that have remained committed to their announced buyback programs. We believe that the Fund is currently positioned in the best buyback signals. We are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover and Charles Ashley
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(3)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4769-NLD-7/23/2020

Catalyst Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	(13.79)%	3.92%	3.15%
Class A with load	(18.78)%	2.70%	2.21%
Class C	(14.45)%	3.12%	2.38%
Class I	(13.58)%	4.17%	3.42%
Russell 3000 Total Return(a)	6.53%	10.03%	9.94%
S&P 500 Total Return Index(b)	7.51%	10.73%	10.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.80% for Class A, 2.55% for Class C and 1.55% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Russell 3000 Total Return Index”, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	12.8%
Retail	11.1%
Internet	10.1%
Commercial Services	9.4%
Computers	8.9%
Healthcare Products	6.7%
Distribution/Wholesale	6.3%
Semiconductors	5.6%
Biotechnology	4.9%
Aerospace/Defense	4.2%
Other/Cash & Equivalents	20.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX)
(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide our annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), with a discussion of highlights and performance for the fiscal year ended June 30, 2020 (“FY2020”).

The Fund takes a different approach to tactical by reducing the frequency of defensive allocations to bonds. We believe maintaining full exposure to risk assets during smaller market corrections, rather than attempting to miss such declines, can offer greater long-term growth. Our risk-on allocation is a concentrated portfolio of U.S. dividend stocks selected for combinations of relative performance, quality, and valuation. Our risk-off portfolio, or “defense”, is primarily 1-10 year U.S. Treasury notes. This segment of Treasuries historically generates positive compounded returns during times of market distress, and therefore should not be viewed as idle cash. They offer the potential to grow the portfolio above and beyond capital preservation during a defensive stance.

We define risk in terms of significant loss rather than more commonly used measures of price volatility. Brief market corrections are common during secular bull markets. We believe these to be lower on the risk spectrum. The focus of our downside protection mechanism is steeper, more damaging losses that take many years to recover, such as the 2000-2003 and 2007-2009 bear markets. The 2020 bear market resulting from the response to the coronavirus pandemic and its ensuing economic damage (still an open book) has resurrected a reality not seen in almost 100 years: the possibility of drawdowns that mirror short-term bull market corrections in speed and duration, yet imitate long-term bear markets in severity.

Downside risk mitigation is a common goal among tactical managers. The difference between them lies in what type of market decline they seek to miss, and thus how quickly asset allocation is adjusted. No model can gauge the risks of the type of sudden drawdown we experienced during the onset of coronavirus. However, we believe that aligning a model with elements that historically presage a “traditional” long-term bear market improves the likelihood of maintaining full equity exposure through less severe risk events. Designing a perfect model is an exercise in futility; therefore, we must work with probabilities.

The probability of coming out ahead when trying to avoid losses in a bull market correction is low, due to their sudden and rapid nature. Historically, and in simplified terms, long-term bear markets develop more gradually and likewise recover more slowly. On this basis, we believe that the tactical manager has greater odds of reducing losses without missing all the upside on the recovery if focusing on those longer, more gradual markets. We must play the long game. Yet we can’t entirely eliminate whipsaw risk, so we aim to lessen the likelihood of whipsaw by using a model that has a greater threshold for exiting. Our first and only whipsaw event in eight years of track record occurred with our only defensive shift that began January 2019. After holding steady in equities through multiple bull market corrections from 2012 to 2018, our risk model was triggered by the 4th quarter 2018 market decline, demonstrating that some brief corrections may exhibit risk normally characteristic of prolonged bear markets.

Sitting on the sidelines in 2019 prompted us to examine ways to increase our agility in today’s fast-moving markets – which are driven more than ever by technology and headlines – without changing our model. Our philosophy and methodology are unchanged. In response, we have implemented an option hedging process intended to buffer the impact of the market moving opposite our tactical shifts in the months following. Using long options on the market, we can either retain a level of upside participation after shifting to defense (long calls) or reduce downside risk after getting back into the market (long puts). This program is limited to the first six to nine months following an allocation change, and limited in size to achieve the most protection possible for minimal investment.

Performance Discussion

The Fund returned 0.72% (class A shares) for the fiscal year ending 6/30/2020, compared with 5.44% for the benchmark Lipper Flexible Portfolio Funds Index and a -1.43% decline for the Morningstar U.S. Tactical Allocation category. Since inception, CLTAX has returned 101.82% compounded (9.18% annually), compared with 74.24% for the benchmark (7.19% annually) and 30.84% for the Morningstar US Fund Tactical Allocation category (3.42% annually).

Class I Shares	1 Year	5 Years	Since Inception[1]
Inception: 6/6/2014	As of 06/30/20	As of 06/30/20	(6/6/2014 – 6/30/2020)
Class I	1.02%	4.99%	4.87%
Lipper Flexible Portfolio Funds Index[2]	5.44%	5.95%	4.89%

Class A & C Shares	1 Year	5 Years	Since Inception[1]
Inception: 7/2/2012	As of 06/30/20	As of 06/30/20	(07/02/12 – 06/30/20)
Class A	0.72%	4.73%	9.18%
Class C	-0.03%	3.94%	8.37%
Lipper Flexible Portfolio Funds Index[2]	5.44%	5.95%	7.19%
Class A with Sales Charge	-5.08%	3.50%	8.38%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

For simplicity, we will discuss performance in terms of calendar quarters, as the Fund’s fiscal year brackets the calendar year from July 1–June 30. The FY2020 performance period begins with the 3rd quarter of 2019.

Having made its first ever defensive shift in January 2019, the Fund held its allocation to U.S. Treasuries through the remainder of 2019 and January 2020, then re-entered stocks for the remainder of the fiscal year.

During the 3rd quarter of 2019, markets were driven by back and forth swings in trade negotiations with China, as well as Federal Reserve policy expectations. The headlines triggered another wave of high volatility, with the market gaining in July, erasing those gains in August, and recovering them in September. Risk-off sentiment and the flight to safety trade were in full swing, as the short end of the yield curve inverted for the first time since the 2008 global financial crisis, and the 30 year Treasury yield fell below 2% for the first time in history. This volatility caused a breakdown of the improving momentum and sentiment factors that feed our risk model, thereby prolonging the timeline to a positive model signal that would dictate a re-entry into stocks. The Fund’s Treasury allocation buffered the volatility and outperformed the benchmark and the Morningstar US Fund Tactical Allocation category during the quarter.

The 4th quarter was a different animal. Discussion emerged of a phase 1 trade deal with China, driving the markets straight up, virtually uninterrupted, to close out 2019. The Federal Reserve also made its third and presumed final cut of its policy pivot. The market’s strength caused the Fund to lag its benchmark and peer group as it maintained its defensive stance. The rapid market rally improved momentum and sentiment measures and drew the Fund nearer to offense.

Despite a flat market in January 2020, the strong momentum of the prior three months and an uptick in consumer sentiment triggered our risk model’s first positive signal since late 2018. Coronavirus was a known risk at the time. Having yet to reach the U.S. and having no modern historical precedent to serve as a barometer, we, like many, assessed lower risk that would have temporary impact on the domestic economy and markets. To mitigate the then-current assessment of risk related to the virus, we executed our rebalance into stocks gradually throughout February in order to sell Treasuries and buy stocks at potentially more favorable levels should the market decline. As we allocated the shift to offense, we commensurately implemented our new whipsaw hedge in exposure amounts aligning with our equity allocation.

The unprecedented market shock resulted in a 34% decline on the S&P 500 from the February 19th high to the March 23rd low, breaking multiple records as one of the most severe downturns since the crash of 1929. The timing to institute our hedge program served us well, as the Fund offset nearly half the market slide and posted a -12.4% decline for the first quarter, compared with -15.8% for our benchmark and -14.0% for our Morningstar US Fund Tactical Allocation category.

As would be expected, the selloff led to weakening momentum measures in our risk model but did not trigger an exit, instead remaining steadfast in an offense state. Swift action by the Federal Reserve and all levels of government served to quell fears, minimize now-expected economic damage, and spark a prompt reversal in markets. Investor sentiment was less hasty to recover, and soon the consensus view was an overstretched rally due for retrenchment. Under these fast -moving conditions, we began rolling and trimming our hedge accordingly, in order to balance the risk of dragging our stock recovery against the need to maintain protection for a potential second leg down. Despite the initial drag on the upside as the market recovered, the Fund gained 8.7% in April compared with 5.3% for the Morningstar peer group, demonstrating the benefit of remaining long during sudden, fast corrections.

As we rolled coverage, we realized sizeable profits on our initial round of hedges. The caveat to rolling options in a volatile market is the increasing cost of buying new contracts. Due to the success of our hedge to date, we had substantial profits to absorb the higher cost of continuing coverage in uncertain times. The month of May brought improvement in the coronavirus outbreak and the first reopening phases. We also got a preliminary look at the severity of economic damage as data was released for the month of April, the first full month of broad economic shutdown. Job losses and declines in travel, dining, and retail spending shattered previous records. But the stock market is a leading indicator, and the prospect of returning to any semblance of normal economic activity was enough to overcome high volatility and shift the recovery into the next gear. By mid-May we had trimmed the hedge to an essential minimum that would, under program parameters, allow us to add more should conditions deteriorate. The Fund kept pace with the market in May with a 4.50% gain, again outperforming our benchmark and peer group.

The recovery narrative changed in June as states previously successful in warding off large outbreaks began to experience a sudden surge in infections. The month started strong, with the market gaining more than 6% in the first six trading days. The surge in infections paired with the Federal Reserve’s unwelcomed warning of a slow recovery prompted a single-day 6% shellacking for the S&P 500 on June 11th. From there, the market sputtered on to finish in positive territory. The Fund trailed its benchmark and peer group in June as our stock portfolio lagged the broader market by roughly 0.78% and our hedge detracted approximately another 0.11% from the portfolio.

Closing

Our first defensive shift may be characterized as a ‘false negative’, triggered by the early stages of the trade war with China. This event stands apart from prior market corrections our model weathered, in that it signified the potential for systemic implications and broad economic damage. This does not mean the model was wrong – rather, the high-risk levels assessed by our momentum and sentiment measures abnormally failed to manifest as a bear market. High risk was material and present, demonstrated by the persistent flight to quality throughout 2019 and the positive return we generated while on defense. The result was missed opportunity as opposed to loss. Our risk model is not predictive, and we have seen that a bear market may fail to materialize after a defensive signal. We have also seen that sudden market shocks can arise – not out of a macro or fundamental nature that our risk model can assess, but of a force majeure nature – shortly after re-entering the market.

Tactical investing faces this dilemma, and all investing faces opportunity costs. Our goal is to minimize their frequency of occurrence. Our new whipsaw hedging strategy seeks to reduce that risk further and we are pleased with the immediate positive results. By a stroke of fortune, we implemented the program just in time for the coronavirus selloff, allowing us to buffer a large portion of downside through February and March. By adding this non-principal strategy to our process, we can hold true to our core beliefs and the tactical approach that has garnered three Lipper Fund Awards and outperformed our tactical peers over time.

The Fund enters fiscal year 2021 fully invested in equities with a small hedge. As the coronavirus epidemic and economic impacts develop, we have the ability to increase hedge size to buffer against any further weakness in the coming quarter. We will continue to execute our systematic tactical process and maintain diligence in our approach to selecting high-quality stocks while on offense.

We thank you for your continued support.

Sincerely,

Matthew N. Ferratusco, CIPM
Portfolio Manager
Lyons Wealth Management, LLC, Fund Sub-Adviser

Alexander Read
CEO
Lyons Wealth Management, LLC, Fund Sub-Adviser

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	Lipper Flexible Portfolio Funds Index measures the unweighted average total return performance of the thirty largest share classes (as available) of funds in the Flexible Portfolio Funds classification. The full list of Lipper Index components is available directly from Lipper. Lipper Indices are unmanaged. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. There is no assurance that the Fund will achieve its investment objective.

4883-NLD-8/17/2020

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	0.72%	4.73%	9.18%
Class A with load	(5.08)%	3.50%	8.38%
Class C	(0.03)%	3.94%	8.37%
Class I	1.02%	4.99%	4.87%
Lipper Flexible Portfolio Funds Index(a)	5.44%	5.95%	7.19%
S&P 500 Total Return Index(b)	7.51%	10.73%	13.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.82% for Class A, 2.56% for Class C, and 1.56% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Lipper Flexible Portfolio Funds Index,” is an unmanaged index that, by portfolio practice, allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States. Investors cannot invest directly in an index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the benchmarks, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Retail	32.6%
Software	10.2%
Food	5.3%
Healthcare Services	4.7%
Aerospace/Defense	4.1%
Environmental Control	4.1%
Commercial Services	4.0%
Auto Parts & Equipment	3.9%
Semiconductors	3.9%
Pharmaceuticals	3.9%
Other/Cash & Equivalents	23.3%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX)
(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the one-year and since inception periods through 06/30/20 as compared to the MSCI All Country World Stock Index (1) were as follows (unaudited):

Fund vs. Index Performance	Calendar YTD	1 Year	5 Years	Since Inception[2]
Class A without sales charge	-10.39%	-6.81%	5.08%	6.65%
Class A with sales charge	-15.54%	-12.17%	3.85%	5.95%
Class C	-10.75%	-7.54%	4.27%	5.84%
MSCI All Country World Stock Index[1]	-5.99%	2.64%	7.03%	7.88%
Class I (Inception Date – 6/6/14)	-10.32%	-6.59%	5.35%	3.91%
MSCI All Country World Stock Index[1]	-5.99%	2.64%	7.03%	6.09%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

Stocks began 2020 on an upnote, following a 2019 that saw the best annual performance for the S&P 500 since 2013. Market gains in 2019 were almost entirely driven by multiple expansion, creating what some would call a bubble in asset valuations. Such extremes can continue inflating, that is until they are are, of course, popped by some unanticipated event. As the first quarter of 2020 evolved, the broad averages hit record highs heading into the month of February. However, the markets took a turn for the worse when COVID-19 proved to be a much more serious than many had expected. Losses from the S&P 500’s February record high reached 34% before a two trillion dollar plus US government stimulus program ignited a historic three-day rally of 18%, trimming losses for the quarter. At quarter-end, the S&P 500 was off 20%, and the MSCI ACWI lost 21%. Stocks posted a sharp rebound during the second quarter, as investors bid up prices in anticipation that the economy would enjoy a sharper than expected bounce back from the depth of the COVID-19 pandemic and the resulting nationwide shutdowns that occurred in late March and early April. Stock prices put in their best quarterly performance in 22 years, as employment data for May and June were more robust than economists were forecasting. Along the way, stocks were able to shrug off wide-spread civil unrest, coupled with a recent resurgence of the COVID-19 virus late in the quarter.

As the Fund’s year progressed, we increased our cash position during 2019 as valuations became stretched and have since reduced it as the markets presented opportunities. While our cash position impacted the performance of the Fund negatively, we continue to believe that a cash buffer offers us the ability to take advantage, as additional opportunities arise. We exited positions in several names that reached our price targets, including The Wendy’s Company, Alcon Inc., and Teradyne. We also sold or reduced positions in several names that experienced events that eliminated or reduced our expected catalysts from coming to fruition, including Nokia, Cloetta, Marston’s PLC, and Asaleo Care. As a result of the COVID-19 pandemic, we took steps to position the portfolio to benefit from what we believe will be an extended period of uncertainty. We reduced our exposure to names in the Consumer Discretionary sector, including MGM Resorts International, SeaWorld Entertainment, and Del Taco Restaurants, as we believed those names to be most vulnerable to the economic impacts of the pandemic. We increased our weightings to technology names, both traditional names as well as those in the Teleommunications sector. Names purchased included FaceBook, Apple Computer, Electronic Arts, and Verizon. We also increased our weighting to the Health Care sector as the sector should remain in the spot light as a result of the pandemic. Specifically, we added Takeda to the portfolio as the company is undergoing a transformation into a growth company as well as developing several treatments for COVID -19. Additionally, we increased our weighting in Utilities (National Fuel Gas and UGI Inc.) and eliminated our exposure to the Energy Sector by selling our position in Exxon Mobil. We purchased Vivendi during the most recent quarter as we believed valuations became attractive and the company had a valuable asset in its music library. We remain underweight Financials and Materials and overweight Consumer Staples; however, we did reduce our exposure to Campbell Soup as the company was one of the main beneficiaries of the increased shift torwards eating food at home during the lockdowns. We continue to believe the company will benefit going forward; however, we believed a large percentage of the upside had already been realized. Conversely, we did purchase a new staples name, PT Handaya Mandala Sampoerna. Separate from our sector movements, we also took steps to reduce our exposure in markets outside the US in favor of increasing our presence in the US. The reason is two-fold. First, performance of the Fund was negatively impacted by our presence in Emerging Markets, in particular in the Consumer Staples sector. And second, our belief that the US should be in the best position as a result of the COVID-19 pandemic. As such, we sold names in Emerging Markets and reduced our exposure to European names. Positions reduced included Imperial Brands, Vodafone, and First Pacific Co. Additionally, we received shares of United Malt Group as a result of its spin off from GrainCorp. As the shares reached our target, we exited the name. And finally, we exchanged our shares in Pargesa Holdings SA for shares in its holding company, Groupe Bruxelles.

As we move forward into the second half of 2020 and 2021, we believe the above mentioned actions are prudent. As we mentioned, markets have rebounded sharply from the depths of the pandemic, and as such, valuations have again become stretched. At present, 2020 forecasted earnings for the S&P 500 are expected to be approximately what they were in 2017, the year before corporate tax cuts went into effect. At that time, stocks were carrying a price-to earnings ratio of approximately 17 times. Today, those same earnings carry a much loftier valuation, specifically 25 times. We believe the markets have more than gotten ahead of the economy, albeit due to the unprecedented action on the part of the Fed. However, while we acknowledge historically low interest rates can justify paying a premium for stocks, we believe it prudent to ask, “how much?” And as important as the pandemic has become to the global economy, we are growing increasingly concerned about the upcoming U.S. elections and the implications for the broader markets. We are not going to take political sides in this heated political environment, but rather discuss the upcoming elections objectively. Markets tend to favor a political landscape that promotes lower taxes and less regulation. Recent polls indicate that Joe Biden and the Democratic party are pulling away from Donald Trump and the Republicans. Indeed, the 2016 election proved that polls are not infallible and that we are still just under four very long months away from Election Day. Perhaps more important to the broader markets is who controls Congress. Currently, the Democrats control the House and the Republicans hold a majority in the Senate. Even if Joe Biden wins the election, he would likely need to have a landslide type victory to have coattails long enough to capture the Senate, thereby sweeping the election. Our stance on the election is that unless there is a Democratic sweep in November, the actual impact on the economy and, subsequently, the broader markets will likely be less than the press would lead you to believe. One of the benefits of being a global manager is that we have the flexibility to invest in multiple geographies.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Capital Appreciation Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4882-NLD-8/17/2020

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	(6.81)%	5.08%	6.65%
Class A with load	(12.17)%	3.85%	5.95%
Class C	(7.54)%	4.27%	5.84%
Class I	(6.59)%	5.35%	3.91%
MSCI All Country World Stock Index(a)	2.64%	7.03%	7.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.62% for Class A, 2.37% for Class C, and 1.37% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry (long only) or Asset Type	% of Net Assets
Telecommunications	15.0%
Pharmaceuticals	11.8%
Food	9.4%
Agriculture	8.8%
Internet	6.5%
Gas	5.4%
Semiconductors	5.4%
Closed-End Fund	4.7%
Environmental Control	4.1%
Investment Companies	3.5%
Other/Cash & Equivalents	25.4%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst MLP & Infrastructure Fund (MLXAX, MLXCX, MLXIX)
(Unaudited)

Dear Fellow Shareholders,

The Catalyst MLP & Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) returned (38.45)% for the fiscal year ended June 30, 2020 for the Class I share. This performance (for Class I) was 2.97% ahead of our benchmark, the Alerian Total Return Index, The Fund invests in the securities of corporations and master limited partnerships (MLPs) that derive a majority of their revenue from energy infrastructure activities. The manager believes that valuations are compelling, and the Fund has attractive upside.

Going forward, the Fund will be called the Catalyst Energy Infrastructure Fund. MLPs have been shrinking as a portion of the midstream energy infrastructure sector, so this name change better reflects the opportunity set.

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in the publicly-listed equity securities of U.S. and Canadian companies that generate a majority of their cash flow from midstream energy infrastructure activities. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. The Fund may also invest in the equity securities of MLPs (publicly traded partnerships) engaged in energy related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, or refined products. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization. The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC -related restrictions, including limiting its investment in entities taxed as limited partnerships, including MLPs, to 25%.

The Fund seeks to pay a monthly distribution of no less than $0.10 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2020 Performance

The fiscal 2020 performance noted above was marked by flat performance in the second half of 2019, followed by heightened volatility in early 2019 due to the pandemic. We believe the Fund is well positioned to achieve long term outperformance, and believe that midstream energy infrastructure will generate attractive returns for investors.

The Fund’s total returns for the period since inception2 and YTD through 06/30/20 as compared to the Alerian MLP Total Return Index1 were as follows (unaudited):

	YTD 2020	1 Year	Since Inception
	(06/30/20)	(06/30/20)	(12/22/14)[2]
Class A	-35.29%	-38.65%	-13.41%
Class C	-35.43%	-39.03%	-14.02%
Class I	-35.16%	-38.45%	-13.18%
Alerian MLP Total Return Index[1]	-35.71%	-41.42%	-13.39%
Class A with Sales Charge	-39.07%	-42.58%	-14.33%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings and attractive growth prospects. As of June 30, 2020, we held 27 names.

As of June 30, 2020, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Investments
Williams Cos	10.9%
Cheniere Energy	7.7%
Pembina Pipeline	7.5%
Enterprise Products	7.3%
Energy Transfer	6.8%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2020, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry Common Stock
Canadian Energy Infrastructure	18.3%
Natural Gas Transportation & Storage	15.5%
NGL Energy Infrastructure	8.6%
LNG Transportation & Storage	8.3%
Gathering & Processing	7.8%
Canadian Crude Transportation & Storage	7.3%
NGL Energy Infrastructure MLP	7.3%
Mixed Energy Infrastructure MLP	6.8%
Refined Products Transportation & Storage MLP	6.1%
Local Gas Distribution	6.1%
Canadian Natrual Gas Transportation & Storage	3.0%
Refining	1.6%
Renewable Utilities	1.6%
Crude Transportation & Storage	1.3%
Liquids Transportation & Storage MLP	0.4%

Percentages in the above table are based on total market value (excluding cash/collateral) of the Fund’s portfolio as of June 30, 2020.

Summary

We believe that investing in U.S. midstream energy infrastructure represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other Registered Investment Companies (RICs) that invest in MLPs.

Although Covid-19 created unprecedented volatility in the sector, we believe that midstream energy infrastructure companies are well positioned to benefit from continued demand for U.S. hydrocarbons. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index[1].

(2)	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4893-NLD-8/18/2020

Catalyst MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	(38.65)%	(14.97)%	(13.41)%
Class A with load	(42.58)%	(15.97)%	(14.33)%
Class C	(39.03)%	(15.58)%	(14.02)%
Class I	(38.45)%	(14.74)%	(13.18)%
Alerian MLP Total Return Index(a)	(41.42)%	(12.84)%	(13.39)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s latest prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses are 1.73% for Class A, 2.48% for Class C, and 1.48% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Pipelines	90.0%
Gas	6.1%
Oil & Gas	2.2%
Electric	1.5%
Other/Cash & Equivalents	0.2%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 98.7%
	AUTO PARTS & EQUIPMENT - 1.5%
7,300	XPEL, Inc. * ^	$114,172

	BIOTECHNOLOGY - 7.0%
77,900	Amarin Corp. PLC - ADR *	539,068

	COMMERCIAL SERVICES - 5.1%
9,900	2U, Inc. *	375,804
120	Paylocity Holding Corp. * ^	17,507
		393,311
	COMPUTERS - 4.5%
3,480	CyberArk Software Ltd. * ^	345,459

	DIVERSIFIED FINANCIAL SERVICES - 12.7%
100,300	Paysign, Inc. * ^	973,913

	ENGINEERING & CONSTRUCTION - 4.7%
4,500	Exponent, Inc.	364,185

	HEALTHCARE PRODUCTS - 0.2%
124	Repligen Corp. *	15,328

	INSURANCE - 4.4%
3,450	eHealth, Inc. *	338,928

	INTERNET - 4.8%
1,220	8x8, Inc. *	19,520
8,480	Mimecast Ltd. *	353,277
		372,797
	MINING - 11.6%
29,700	Osisko Gold Royalties Ltd.	297,000
61,600	Sandstorm Gold Ltd. *	592,592
		889,592
	PHARMACEUTICALS - 0.0%
160	Corcept Therapeutics, Inc. * ^	2,691

	REAL ESTATE INVESTMENT TRUSTS - 15.1%
30,600	ARMOUR Residential REIT, Inc.	287,334
46,300	Capstead Mortgage Corp.	254,187
56,500	Orchid Island Capital, Inc. ^	266,115
69,900	Two Harbors Investment Corp. ^	352,296
		1,159,932
	SEMICONDUCTORS - 1.8%
1,200	Inphi Corp. *	141,000

	SOFTWARE - 25.3%
2,530	Everbridge, Inc. * ^	350,051
5,300	New Relic, Inc. *	365,170
356	Red Violet, Inc. *	6,280
1,300	RingCentral, Inc. *	370,513
2,560	Take-Two Interactive Software, Inc. *	357,299
10,400	Upland Software, Inc. * ^	361,504
3,600	Youdao, Inc. - ADR *	135,000
		1,945,817

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Shares		Value
	COMMON STOCK - 98.7% (Continued)
	TELECOMMUNICATIONS - 0.0%
6	LogMeIn, Inc.	$508

	TOTAL COMMON STOCK (Cost - $6,725,740)	7,596,701

	COLLATERAL FOR SECURITIES LOANED - 32.7%
2,518,758	Mount Vernon Liquid Assets Portfolio LLC, 0.33% + #	2,518,758
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,518,758)

	TOTAL INVESTMENTS - 131.4% (Cost - $9,244,498)	$10,115,459
	LIABILITIES IN EXCESS OF OTHER ASSETS - (31.4)%	(2,418,807)
	NET ASSETS - 100.0%	$7,696,652

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

*	Non-income producing security.

+	Variable rate security. Rate is as of June 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,488,556 at June 30, 2020.

#	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 99.7%
	BIOTECHNOLOGY - 4.9%
185,000	Amarin Corp. PLC - ADR * ^	$1,280,200
4,050	Seattle Genetics, Inc. *	688,176
		1,968,376
	COMMERCIAL SERVICES - 1.0%
645	MarketAxess Holdings, Inc.	323,093
500	PayPal Holdings, Inc. *	87,115
		410,208
	DIVERSIFIED FINANCIAL SERVICES - 9.0%
6,050	Mastercard, Inc.	1,788,985
9,400	Visa, Inc. ^	1,815,798
		3,604,783
	ENERGY - 1.3%
3,700	SolarEdge Technologies, Inc. * ^	513,486
	HEALTHCARE PRODUCTS - 2.5%
4,450	Masimo Corp. *	1,014,556

	HEALTHCARE SERVICES - 4.2%
8,900	Teladoc Health, Inc. * ^	1,698,476

	INTERNET -14.5%
700	Amazon.com, Inc. *	1,931,174
3,100	Chewy, Inc. *	138,539
4,050	Netflix, Inc. *	1,842,912
9,400	Okta, Inc. * ^	1,882,162
		5,794,787
	MINING - 12.8%
10,500	Franco-Nevada Corp.	1,466,220
25,150	Kirkland Lake Gold Ltd. ^	1,037,186
10,000	Royal Gold, Inc.	1,243,200
31,200	Wheaton Precious Metals Cop.	1,374,360
		5,120,966
	REAL ESTATE INVESTMENT TRUSTS - 0.7%
10,720	AGNC Investment Corp.	138,288
24,090	Annaly Capital Management, Inc.	158,030
		296,318
	RETAIL - 0.7%
2,900	Dollar Tree, Inc. *	268,772

	SOFTWARE - 48.1%
14,700	Activision Blizzard, Inc.	1,115,730
2,700	Adobe, Inc. *	1,175,337
2,600	Alteryx, Inc. * ^	427,128
15,800	Bilibili, Inc. - ADR *	731,856
17,650	DocuSign, Inc. *	3,039,507
14,600	Electronic Arts, Inc. *	1,927,930
300	Microsoft Corp.	61,053

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Shares		Value
	COMMON STOCK - 99.7% (Continued)
	SOFTWARE - 48.1% (Continued)
11,300	RingCentral, Inc. *	$3,220,613
4,300	ServiceNow, Inc. * ^	1,741,758
59,000	Slack Technologies, Inc. * ^	1,834,310
8,250	Take-Two Interactive Software, Inc. *	1,151,452
4,900	Veeva Systems, Inc. *	1,148,658
6,800	Zoom Video Communications, Inc. * ^	1,724,072
		19,299,404

	TOTAL COMMON STOCK (Cost - $34,442,854)	39,990,132

	COLLATERAL FOR SECURITIES LOANED - 28.5%
11,435,929	Mount Vernon Liquid Assets Portfolio LLC, 0.33% + #	11,435,929
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $11,435,929)

	TOTAL INVESTMENTS - 128.2% (Cost - $45,878,783)	$51,426,061
	LIABILITIES IN EXCESS OF OTHER ASSETS - (28.2)%	(11,318,533)
	NET ASSETS - 100.0%	$40,107,528

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

*	Non-income producing security.

+	Variable rate security. Rate is as of June 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $11,362,771 at June 30, 2020.

#	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 99.6%
	AEROSPACE/DEFENSE - 4.4%
21,500	Lockheed Martin Corp.	$7,845,780

	BIOTECHNOLOGY - 5.0%
30,700	Vertex Pharmaceuticals, Inc. *	8,912,517

	COMMERCIAL SERVICES - 3.8%
25,100	Moody’s Corp.	6,895,723

	COMPUTERS - 4.5%
22,400	Apple, Inc.	8,171,520

	FOOD - 3.0%
88,400	General Mills, Inc.	5,449,860

	HEALTHCARE SERVICES - 4.4%
47,800	DaVita, Inc. *	3,782,892
14,300	UnitedHealth Group, Inc.	4,217,785
		8,000,677
	INTERNET - 14.3%
3,400	Amazon.com, Inc. *	9,379,988
68,900	JD.com, Inc. - ADR *	4,146,402
16,200	Netflix, Inc. *	7,371,648
18,600	Spotify Technology SA * ^	4,802,334
		25,700,372
	PHARMACEUTICALS - 11.1%
20,200	DexCom, Inc. *	8,189,080
42,100	Eli Lilly & Co.	6,911,978
96,400	Sanofi - ADR	4,921,220
		20,022,278
	PRIVATE EQUITY - 4.8%
154,000	The Blackstone Group, Inc. ^	8,725,640

	REAL ESTATE INVESTMENT TRUSTS - 5.5%
38,100	American Tower Corp.	9,850,374

	RETAIL - 5.3%
29,300	Lowe’s Companies, Inc.	3,959,016
46,600	Target Corp.	5,588,738
		9,547,754
	SEMICONDUCTORS - 13.2%
121,900	Intel Corp.	7,293,277
34,200	KLA Corp. ^	6,651,216
115,700	Teradyne, Inc. ^	9,777,807
		23,722,300

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Shares		Value
	COMMON STOCK - 99.6% (Continued)
	SOFTWARE - 17.4%
54,600	Akamai Technologies, Inc. * ^	$5,847,114
40,900	Citrix Systems, Inc. ^	6,049,519
70,500	DocuSign, Inc. * ^	12,140,805
8,900	NetEase, Inc. - ADR ^	3,821,482
24,500	Take-Two Interactive Software, Inc. * ^	3,419,465
		31,278,385
	TELECOMMUNICATIONS - 2.9%
97,900	Ciena Corp. *	5,302,264

	TOTAL COMMON STOCK (Cost - $142,231,769)	179,425,444

	COLLATERAL FOR SECURITIES LOANED - 21.7%
39,008,366	Mount Vernon Liquid Assets Portfolio LLC, 0.33% + #	39,008,366
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $39,008,366)

	TOTAL INVESTMENTS - 121.3% (Cost - $181,240,135)	$218,433,810
	LIABILITES IN EXCESS OF OTHER ASSETS - (21.3)%	(38,360,859)
	NET ASSETS - 100.0%	$180,072,951

ADR - American Depositary Receipt

LLC - Limited Liability Company

*	Non-income producing security.

+	Variable rate security. Rate is as of June 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $38,603,249 at June 30, 2020.

#	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 98.3%
	AEROSPACE/DEFENSE - 4.2%
1,500	General Dynamics Corp.	$224,190
1,005	Lockheed Martin Corp.	366,745
		590,935
	BIOTECHNOLOGY - 4.9%
1,285	Biogen, Inc. * ^	343,802
4,500	Gilead Sciences, Inc.	346,230
		690,032
	COMMERCIAL SERVICES - 9.4%
2,500	Automatic Data Processing, Inc.	372,225
1,535	Cintas Corp. ^	408,863
2,500	FTI Consulting, Inc. *	286,375
4,500	TriNet Group, Inc. * ^	274,230
		1,341,693
	COMPUTERS - 8.9%
2,500	Apple, Inc.	912,000
3,400	Qualys, Inc. * ^	353,668
		1,265,668
	COSMETICS/PERSONAL CARE - 2.5%
3,000	Procter & Gamble Co.	358,710

	DISTRIBUTION/WHOLESALE - 6.3%
1,950	Pool Corp.	530,146
12,000	Triton International Ltd.	362,880
		893,026
	DIVERSIFIED FINANCIAL SERIVCES - 2.2%
15,000	Janus Henderson Group PLC ^	317,400

	FOOD - 2.4%
10,000	The Kroger Co.	338,500

	HEALTHCARE PRODUCTS - 6.7%
2,200	Masimo Corp. *	501,578
2,000	West Pharmaceutical Services, Inc.	454,340
		955,918
	HEALTHCARE SERVICES - 3.3%
450	Chemed Corp.	202,981
3,300	The Providence Service Corp. *	260,403
		463,384
	HOME BUILDERS - 2.5%
110	NVR, Inc. * ^	358,463

	INSURANCE - 1.3%
4,050	Voya Financial, Inc.	188,932

	INTERNET - 10.1%
300	Alphabet, Inc. *	425,415
6,500	GoDaddy, Inc. *	476,645
7,500	HealthStream, Inc. *	165,975
12,500	Twitter, Inc. *	372,375
		1,440,410
	MEDIA - 2.3%
1,000	FactSet Research Systems, Inc. ^	328,470

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Shares		Value
	COMMON STOCK - 98.3% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 1.8%
20,000	AGNC Investment Corp.	$258,000

	RETAIL - 11.1%
1,200	Costco Wholesale Corp.	363,852
2,160	Dollar General Corp.	411,502
1,000	Domino’s Pizza, Inc.	369,440
3,635	Walmart, Inc.	435,400
		1,580,194
	SEMICONDUCTORS - 5.6%
4,000	Intel Corp.	239,320
5,100	Qorvo, Inc. *	563,703
		803,023
	SOFTWARE - 12.8%
1,350	Cerner Corp. ^	92,542
17,000	Dropbox, Inc. *	370,090
3,000	Electronic Arts, Inc. *	396,150
2,715	Microsoft Corp. ^	552,530
7,500	Oracle Corp. ^	414,525
		1,825,837

	TOTAL COMMON STOCK (Cost - $12,749,099)	13,998,595

	COLLATERAL FOR SECURITIES LOANED - 23.3%
3,316,267	Mount Vernon Liquid Assets Portfolio LLC, 0.33% + #	3,316,267
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,316,267)

	TOTAL INVESTMENTS - 121.6% (Cost - $16,065,366)	$17,314,862
	LIABILITIES IN EXCESS OF OTHER ASSETS - (21.6)%	(3,079,933)
	NET ASSETS - 100.0%	$14,234,929

LLC - Limited Liability Company

PLC - Public Limited Company

*	Non-income producing security.

+	Variable rate security. Rate is as of June 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,304,340 at June 30, 2020.

#	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares					Value
	COMMON STOCK - 87.6%
	AEROSPACE/DEFENSE - 4.1%
3,868	Lockheed Martin Corp.				$1,411,511

	AUTO PARTS & EQUIPMENT - 3.9%
36,614	Allison Transmission Holdings, Inc.				1,346,663

	COMMERCIAL SERVICES - 4.0%
9,101	Automatic Data Processing, Inc.				1,355,048

	COMPUTERS - 3.2%
3,032	Apple, Inc.				1,106,074

	ELECTRONICS - 3.8%
9,050	Honeywell International, Inc.				1,308,540

	ENVIRONMENTAL CONTROL - 4.1%
13,207	Waste Management, Inc.				1,398,753

	FOOD - 5.3%
10,105	McCormick & Co., Inc.				1,812,938

	HEALTHCARE SERVICES - 4.7%
5,503	UnitedHealth Group, Inc.				1,623,110

	INTERNET - 2.0%
8,487	Expedia Group, Inc.				697,631

	LODGING - 1.9%
7,736	Marriott International, Inc.				663,207

	PHARMACEUTICALS - 3.9%
22,478	Bristol-Myers Squibb Co.				1,321,706

	RETAIL - 32.6%
8,443	Advance Auto Parts, Inc.				1,202,705
20,038	Darden Restaurants, Inc.				1,518,279
10,051	Dollar General Corp.				1,914,816
19,742	Dunkin’ Brands Group, Inc.				1,287,771
18,808	Starbucks Corp.				1,384,081
7,667	Target Corp.				919,503
6,706	The Home Depot, Inc.				1,679,920
25,669	The TJX Companies, Inc.				1,297,825
					11,204,900
	SEMICONDUCTORS - 3.9%
4,138	Lam Research Corp.				1,338,478

	SOFTWARE - 10.2%
12,792	Broadridge Financial Solutions, Inc.				1,614,222
9,180	Microsoft Corp.				1,868,222
					3,482,444
	TOTAL COMMON STOCK (Cost - $30,956,797)				30,071,003

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 0.2% *
10	S&P 500 Index	TradeStation	$2,870,000	8/21/2020-$2,870.00	58,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $79,350)

	TOTAL INVESTMENTS - 87.8% (Cost - $31,036,147)				$30,129,003
	OTHER ASSETS IN EXCESS OF LIABILITIES - 12.2%				4,203,931
	NET ASSETS - 100.0%				$34,332,934

*	Non-income producing security.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 89.0%
	AEROSPACE/DEFENSE - 3.0%
100,000	Kratos Defense & Security Solutions, Inc. *	$1,563,000

	AGRICULTURE - 8.8%
49,300	Bunge Ltd.	2,027,709
6,800,000	Hanjaya Mandala Sampoerna Tbk PT	783,059
92,000	Imperial Brands PLC - ADR	1,751,220
		4,561,988
	BEVERAGES - 2.8%
128,500	Distell Group Holdings Ltd.	564,291
1,800,000	Thai Beverage PCL	870,937
		1,435,228
	CHEMICALS - 2.0%
83,070	Mosaic Co.	1,039,206

	COMPUTERS - 2.7%
3,820	Apple, Inc.	1,393,536

	DIVERSIFIED FINANCIAL SERVICES - 1.1%
79,500	JSE Ltd.	558,216

	ENVIRONMENTAL CONTROL - 4.1%
27,000	Tetra Tech, Inc.	2,136,240

	FOOD - 9.4%
16,105	Campbell Soup Co.	799,291
61,692	Cloetta AB	157,067
198,000	GrainCorp. Ltd. *	561,651
515,200	Grupo Herdez SAB DE CV	755,844
16,550	Nestle SA - ADR	1,827,782
73,000	Tiger Brands Ltd.	749,537
		4,851,172
	GAS - 5.4%
41,855	National Fuel Gas Co.	1,754,980
32,960	UGI Corp.	1,048,128
		2,803,108
	HOUSEHOLD PRODUCTS - 2.7%
75,500	Reckitt Benckiser Group PLC - ADR	1,396,372

	INTERNET - 6.5%
56,500	eBay, Inc.	2,963,425
1,743	Facebook, Inc. *	395,783
		3,359,208
	INVESTMENT COMPANIES - 3.5%
21,800	Groupe Bruxelles Lambert SA	1,828,516

	MEDIA - 1.4%
27,380	Vivendi SA	702,373

	PHARMACEUTICALS - 11.8%
11,800	Johnson & Johnson	1,659,434
26,345	Novartis AG - ADR	2,300,972
34,650	Sanofi - ADR	1,768,882
22,000	Takeda Pharmaceutical Co. Ltd. - ADR	394,460
		6,123,748

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Shares					Value
		COMMON STOCK - 89.0% (Continued)
		SEMICONDUCTORS - 5.4%
35,000		Micron Technology, Inc. *			$1,803,200
16,620		Synaptics, Inc. *			999,194
					2,802,394
		SOFTWARE - 3.4%
8,500		Microsoft Corp.			1,729,835

		TELECOMMUNICATIONS - 15.0%
46,500		Cisco Systems, Inc.			2,168,760
190,000		Nokia Oyj - ADR +			836,000
156,106		Orange SA - ADR			1,857,661
19,915		Verizon Communications, Inc.			1,097,914
111,000		Vodafone Group PLC - ADR			1,769,340
					7,729,675

		TOTAL COMMON STOCK (Cost - $41,472,353)			46,013,815

		CLOSED-END FUND - 4.7%
144,000		Sprott Physical Gold and Silver Trust			2,433,600
		TOTAL CLOSED-END FUND (Cost - $1,917,569)

		TOTAL INVESTMENTS - 93.7% (Cost - $43,389,922)			$48,447,415
		OTHER ASSETS IN EXCESS OF LIABILITIES - 6.3%			3,284,177
		NET ASSETS - 100.0%			$51,731,592

ADR - American Depositary Receipt PCL - Public Company Limited PLC - Public Limited Company * Non-income producing security.

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.0)% *
400	Nokia Oyj	Wall Street Access	$280,000	1/21/2022-$7.00	$(14,800)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $13,587)

*	Non-income producing security.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MLP & INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 99.8%
	ELECTRIC - 1.5%
6,207	NextEra Energy, Inc.	$1,490,735

	GAS - 6.1%
7,888	Atmos Energy Corp.	785,487
30,639	NiSource, Inc.	696,731
14,439	Northwest Natural Holding Co.	805,552
10,773	ONE Gas, Inc.	830,060
36,130	South Jersey Industries, Inc.	902,889
15,597	Southwest Gas Holdings, Inc.	1,076,973
14,089	Spire, Inc.	925,788
4,778	Western Midstream Partners LP	47,971
		6,071,451
	OIL & GAS - 2.2%
42,893	Marathon Petroleum Corp.	1,603,340
496,088	Tellurian, Inc. *	570,501
		2,173,841
	PIPELINES - 90.0%
158,758	Cheniere Energy, Inc. *	7,671,187
141,744	Crestwood Equity Partners LP	1,858,264
153,098	Enbridge, Inc.	4,657,241
957,505	Energy Transfer LP	6,817,436
766,025	EnLink Midstream LLC	1,869,101
400,808	Enterprise Products Partners LP	7,282,681
437,988	Equitrans Midstream Corp.	3,639,680
253,527	Gibson Energy, Inc.	3,933,205
23,656	Hess Midstream LP	433,378
361,291	Inter Pipeline Ltd.	3,352,950
194,592	Keyera Corp.	2,953,169
305,940	Kinder Morgan, Inc.	4,641,110
102,577	Magellan Midstream Partners LP	4,428,249
19,936	MPLX LP	344,494
116,281	NuStar Energy LP	1,660,493
133,837	ONEOK, Inc.	4,446,065
297,281	Pembina Pipeline Corp.	7,432,025
147,394	Plains GP Holdings LP	1,311,807
207,395	Targa Resources Corp.	4,162,418
142,099	TC Energy Corp.	6,090,363
568,191	Williams Companies, Inc.	10,806,993
		89,792,309

	TOTAL COMMON STOCK (Cost - $144,332,725)	99,528,336

	TOTAL INVESTMENTS - 99.8% (Cost - $144,332,725)	$99,528,336
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	206,386
	NET ASSETS - 100.0%	$99,734,722

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2020

	Catalyst		Catalyst
	Small-Cap Insider	Catalyst Insider	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Fund	Strategy Fund
ASSETS:
Investment in Securities, at Cost	$9,244,498	$45,878,783	$181,240,135	$16,065,366
Investment in Securities, at Value	$10,115,459	$51,426,061	$218,433,810	$17,314,862
Cash	18,205	188,431	642,135	35,028
Receivable for securities sold	70,068	—	3,688,472	203,066
Receivable for Fund shares sold	—	—	20,314	300
Dividends and interest receivable	22,871	10,300	67,394	5,227
Due from Manager	1,828	—	—	—
Prepaid expenses and other assets	29,094	29,029	38,970	24,935
Total Assets	10,257,525	51,653,821	222,891,095	17,583,418

LIABILITIES:
Payable upon return of securities loaned	2,518,758	11,435,929	39,008,366	3,316,267
Payable for securities purchased	—	—	3,143,405	—
Payable for Fund shares redeemed	2,845	26,923	236,753	—
Management fees payable	—	23,989	152,946	1,747
Trustee fee payable	2,763	2,657	2,774	2,788
Payable to related parties	3,248	5,473	18,388	3,110
Compliance Officer fees payable	—	96	40	14
Accrued 12b-1 fees	12,614	27,109	165,237	5,498
Accrued expenses and other liabilities	20,645	24,117	90,235	19,065
Total Liabilities	2,560,873	11,546,293	42,818,144	3,348,489

Net Assets	$7,696,652	$40,107,528	$180,072,951	$14,234,929

NET ASSETS CONSIST OF:
Paid in capital	$40,120,592	$51,538,603	$149,880,819	$17,071,910
Accumulated gain (loss)	(32,423,940)	(11,431,075)	30,192,132	(2,836,981)
Net Assets	$7,696,652	$40,107,528	$180,072,951	$14,234,929

Class A
Net Assets	$4,445,932	$14,703,193	$84,563,498	$4,906,150
Shares of beneficial interest outstanding (a)	365,551	795,023	4,131,865	523,504
Net asset value per share (Net assets/shares outstanding)	$12.16	$18.49	$20.47	$9.37
Maximum offering price per share (b)	$12.90	$19.62	$21.72	$9.94
Minimum redemption price per share (c)	$12.04	$18.31	$20.27	$9.28

Class C
Net Assets	$1,205,851	$7,926,360	$35,571,937	$4,110,550
Shares of beneficial interest outstanding (a)	105,821	441,061	1,872,863	456,600
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$11.40	$17.97	$18.99	$9.00

Class I
Net Assets	$2,044,869	$17,477,975	$59,937,516	$5,218,229
Shares of beneficial interest outstanding (a)	166,455	931,081	2,899,678	553,198
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$12.28	$18.77	$20.67	$9.43

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2020

	Catalyst/Lyons
	Tactical	Catalyst/MAP	Catalyst MLP &
	Allocation Fund	Global Equity Fund	Infrastructure Fund
ASSETS:
Investment in Securities, at Cost	$31,036,147	$43,389,922	$144,332,725
Investment in Securities, at Value	$30,129,003	$48,447,415	$99,528,336
Cash	692	3,154,642	527
Receivable for securities sold	4,271,850	—	401,663
Receivable for Fund shares sold	15,475	138	19,117
Dividends and interest receivable	23,237	296,358	250,503
Prepaid expenses and other assets	30,024	28,893	36,558
Total Assets	34,470,281	51,927,446	100,236,704

LIABILITIES:
Options written, at value (premiums received, at cost $0, $13,587, $0)	—	14,800	—
Payable for securities purchased	—	—	200,160
Payable for Fund shares redeemed	543	115,038	97,108
Line of credit outstanding	66,000	—	2,000
Management fees payable	24,981	18,408	92,771
Trustee fee payable	2,750	2,759	2,915
Payable to related parties	6,291	4,704	12,308
Compliance Officer fees payable	12	16	234
Accrued 12b-1 fees	11,395	14,341	47,133
Accrued expenses and other liabilities	25,375	25,788	47,353
Total Liabilities	137,347	195,854	501,982

Net Assets	$34,332,934	$51,731,592	$99,734,722

NET ASSETS CONSIST OF:
Paid in capital	$33,935,972	$50,846,350	$191,456,723
Accumulated gain (loss)	396,962	885,242	(91,722,001)
Net Assets	$34,332,934	$51,731,592	$99,734,722

Class A
Net Assets	$5,774,744	$10,666,579	$23,624,645
Shares of beneficial interest outstanding (a)	418,282	803,345	1,939,491
Net asset value per share (Net assets/shares outstanding)	$13.81	$13.28	$12.18
Maximum offering price per share (b)	$14.65	$14.09	$12.92
Minimum redemption price per share (c)	$13.67	$13.15	$12.06

Class C
Net Assets	$15,542,045	$8,960,933	$17,126,903
Shares of beneficial interest outstanding (a)	1,148,495	691,852	1,407,422
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.53	$12.95	$12.17

Class I
Net Assets	$13,016,145	$32,104,080	$58,983,174
Shares of beneficial interest outstanding (a)	946,850	2,415,895	4,826,281
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.75	$13.29	$12.22

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2020

	Catalyst	Catalyst	Catalyst
	Small-Cap Insider	Insider	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Fund	Strategy Fund
Investment Income:
Dividend income	$122,164	$612,541	$3,308,466	$298,747
Interest income	3,253	13,086	18,166	3,076
Securities lending - net	9,120	14,824	44,176	4,756
Foreign tax withheld	(1,742)	(2,046)	(23,307)	—
Total Investment Income	132,795	638,405	3,347,501	306,579

Operating Expenses:
Investment management fees	120,369	471,093	2,393,882	206,124
12b-1 Fees:
Class A	13,443	44,211	248,791	15,643
Class C	16,518	106,030	451,476	58,800
Registration fees	49,791	52,799	79,189	44,014
Administration fees	18,078	28,172	81,485	20,884
Audit fees	12,283	12,283	12,283	12,283
Trustees’ fees	11,492	11,379	11,492	11,657
Legal fees	11,344	9,193	12,342	9,162
Networking fees	9,874	40,291	277,838	12,702
Management services fees	7,258	15,990	60,781	10,114
Compliance officer fees	5,728	6,678	17,627	6,047
Custody fees	4,096	3,910	14,467	4,883
Printing expense	3,983	10,122	62,546	5,818
Transfer agent fees	3,214	7,293	24,887	3,255
Interest expense	1,944	2,590	24,811	1,598
Insurance expense	566	1,833	13,085	855
Miscellaneous expense	2,426	2,372	3,248	2,463
Total Operating Expenses	292,407	826,239	3,790,230	426,302
Less: Fees waived by Manager	(113,408)	(71,022)	(366,079)	(86,806)
Net Operating Expenses	178,999	755,217	3,424,151	339,496

Net Investment Loss	(46,204)	(116,812)	(76,650)	(32,917)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(2,307,680)	(4,211,496)	6,277,638	(3,652,537)
Net realized gain (loss)	(2,307,680)	(4,211,496)	6,277,638	(3,652,537)

Net change in unrealized appreciation (depreciation) on:
Investments	334,378	1,966,284	(2,596,792)	512,647
Foreign currency translations	5	15	—	—
Net change in unrealized appreciation (depreciation)	334,383	1,966,299	(2,596,792)	512,647

Net Realized and Unrealized Gain (Loss) on Investments	(1,973,297)	(2,245,197)	3,680,846	(3,139,890)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,019,501)	$(2,362,009)	$3,604,196	$(3,172,807)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2020

	Catalyst/Lyons	Catalyst/MAP	Catalyst MLP &
	Tactical Allocation	Global Equity	Infrastructure
	Fund	Fund	Fund
Investment Income:
Dividend Income	$262,323	$1,524,321	$11,102,287
Interest Income	827,604	71,207	14,806
Foreign tax withheld	—	(105,221)	(322,750)
Total Investment Income	1,089,927	1,490,307	10,794,343

Operating Expenses:
Investment management fees	614,269	606,135	1,882,799
12b-1 fees:
Class A	25,024	28,728	97,329
Class C	179,255	100,341	259,647
Registration fees	52,971	42,882	84,202
Administration fees	33,284	30,776	57,256
Networking fees	31,039	53,403	109,414
Management services fees	16,464	19,137	41,088
Audit fees	12,283	14,289	12,283
Printing expense	12,176	12,227	48,387
Compliance officer fees	11,706	9,621	14,406
Trustees’ fees	11,479	11,496	11,746
Legal fees	11,273	10,383	16,548
Interest expense	9,023	1,481	21,036
Transfer agent fees	5,715	8,047	15,099
Custody fees	4,352	11,800	16,529
Insurance expense	2,718	1,897	6,347
Miscellaneous expense	2,372	4,111	6,181
Total Operating Expenses	1,035,403	966,754	2,700,297
Less: Fees waived by Manager	(194,493)	(254,667)	(172,965)
Net Operating Expenses	840,910	712,087	2,527,332

Net Investment Income	249,017	778,220	8,267,011

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(2,723,044)	(4,004,072)	(44,527,865)
Options purchased	4,201,713	—	—
Options written	—	167,169	—
Foreign currency transactions	—	(32,637)	(21,674)
Net realized gain (loss)	1,478,669	(3,869,540)	(44,549,539)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,408,584)	(1,947,283)	(30,746,588)
Options purchased	(21,350)	—	—
Options written	—	45,233	—
Foreign currency translations	—	2,207	(2,343)
Net change in unrealized depreciation	(2,429,934)	(1,899,843)	(30,748,931)

Net Realized and Unrealized Loss on Investments	(951,265)	(5,769,383)	(75,298,470)

Net Decrease in Net Assets Resulting From Operations	$(702,248)	$(4,991,163)	$(67,031,459)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Small-Cap Insider Buying Fund		Catalyst Insider Buying Fund		Catalyst Dynamic Alpha Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment income (loss)	$(46,204)	$(243,782)	$(116,812)	$(529,976)	$(76,650)	$2,148,667
Net realized gain (loss) on investments	(2,307,680)	(1,100,331)	(4,211,496)	6,429,173	6,277,638	19,162,686
Net change in unrealized appreciation (depreciation) on investments	334,383	(629,803)	1,966,299	(3,605,078)	(2,596,792)	(16,714,942)
Net increase (decrease) in net assets resulting from operations	(2,019,501)	(1,973,916)	(2,362,009)	2,294,119	3,604,196	4,596,411

Distributions to Shareholders from:
Distributions paid
Class A	—	—	—	—	(119,325)	(21,594,001)
Class C	—	—	—	—	—	(9,651,872)
Class I	—	—	—	—	(444,349)	(31,997,868)

Total distributions to shareholders	—	—	—	—	(563,674)	(63,243,741)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	212,142	495,543	1,002,092	2,041,762	9,893,856	27,820,657
Class C	58,311	100,166	54,614	236,334	4,877,300	18,024,507
Class I	291,620	5,171,156	3,993,839	6,500,146	20,835,570	116,803,710
Reinvestment of distributions
Class A	—	—	—	—	111,933	20,473,600
Class C	—	—	—	—	—	9,191,775
Class I	—	—	—	—	374,810	26,210,271
Cost of shares redeemed
Class A	(1,155,093)	(3,785,521)	(6,200,654)	(12,083,436)	(60,032,201)	(37,387,268)
Class C	(779,782)	(919,338)	(3,578,110)	(2,934,920)	(29,254,787)	(16,789,095)
Class I	(1,025,740)	(6,136,803)	(5,011,881)	(2,699,411)	(109,620,569)	(154,047,808)
Redemption Fee Proceeds
Class A	—	—	—	—	—	(408)
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,398,542)	(5,074,797)	(9,740,100)	(8,939,525)	(162,814,088)	10,299,941

Total Decrease in Net Assets	(4,418,043)	(7,048,713)	(12,102,109)	(6,645,406)	(159,773,566)	(48,347,389)

Net Assets:
Beginning of year	12,114,695	19,163,408	52,209,637	58,855,043	339,846,517	388,193,906
End of year	$7,696,652	$12,114,695	$40,107,528	$52,209,637	$180,072,951	$339,846,517

Share Activity:
Class A
Shares Sold	15,813	29,371	52,284	114,283	526,703	1,295,232
Shares Reinvested	—	—	—	—	5,782	1,130,514
Shares Redeemed	(86,765)	(226,992)	(338,885)	(634,277)	(3,189,196)	(1,834,059)
Net increase (decrease) in shares of Beneficial interest	(70,952)	(197,621)	(286,601)	(519,994)	(2,656,711)	591,687

Class C
Shares Sold	4,671	6,149	2,954	12,491	278,786	895,474
Shares Reinvested	—	—	—	—	—	541,329
Shares Redeemed	(60,947)	(61,201)	(196,370)	(160,122)	(1,699,631)	(870,388)
Net increase (decrease) in shares of Beneficial interest	(56,276)	(55,052)	(193,416)	(147,631)	(1,420,845)	566,415

Class I
Shares Sold	22,353	298,866	208,064	344,660	1,125,565	5,324,325
Shares Reinvested	—	—	—	—	19,201	1,433,822
Shares Redeemed	(75,833)	(378,056)	(270,452)	(146,119)	(5,728,941)	(7,660,338)
Net increase (decrease) in shares of Beneficial interest	(53,480)	(79,190)	(62,388)	198,541	(4,584,175)	(902,191)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Buyback Strategy Fund		Catalyst/Lyons Tactical Allocation Fund		Catalyst/MAP Global Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment income (loss)	$(32,917)	$121,437	$249,017	$603,421	$778,220	$532,802
Net realized gain (loss) on investments	(3,652,537)	(446,769)	1,478,669	6,321,348	(3,869,540)	920,294
Net change in unrealized appreciation (depreciation) on investments	512,647	851,142	(2,429,934)	(14,250,122)	(1,899,843)	1,869,407
Net increase (decrease) in net assets resulting from operations	(3,172,807)	525,810	(702,248)	(7,325,353)	(4,991,163)	3,322,503

Distributions to Shareholders from:
Distributions paid
Class A	(25,831)	(149,773)	(1,181,407)	(586,622)	(444,686)	(988,975)
Class C	—	(154,871)	(1,890,455)	(571,596)	(286,686)	(823,773)
Class I	(79,838)	(178,782)	(2,639,317)	(1,190,055)	(1,662,748)	(1,716,666)

Total distributions to shareholders	(105,669)	(483,426)	(5,711,179)	(2,348,273)	(2,394,120)	(3,529,414)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	746,418	2,468,562	509,640	7,109,123	4,166,972	3,819,169
Class C	349,310	2,502,995	1,056,796	5,942,250	1,191,494	1,829,101
Class I	853,297	6,900,065	3,116,911	26,875,657	19,260,532	26,368,320
Reinvestment of distributions
Class A	20,875	120,495	1,085,890	553,283	316,502	815,405
Class C	—	133,963	1,843,705	540,407	227,780	644,074
Class I	73,138	162,417	2,482,012	1,106,206	1,517,372	1,451,435
Cost of shares redeemed
Class A	(2,302,091)	(1,476,561)	(9,972,435)	(30,279,511)	(4,555,666)	(4,593,085)
Class C	(2,182,092)	(1,841,188)	(7,640,991)	(6,996,706)	(1,805,074)	(1,606,058)
Class I	(5,057,830)	(4,315,297)	(18,611,215)	(28,437,785)	(23,935,883)	(6,810,776)
Net increase (decrease) in net assets from share transactions of beneficial interest	(7,498,975)	4,655,451	(26,129,687)	(23,587,076)	(3,615,971)	21,917,585

Total Increase (Decrease) in Net Assets	(10,777,451)	4,697,835	(32,543,114)	(33,260,702)	(11,001,254)	21,710,674

Net Assets:
Beginning of year	25,012,380	20,314,545	66,876,048	100,136,750	62,732,846	41,022,172
End of year	$14,234,929	$25,012,380	$34,332,934	$66,876,048	$51,731,592	$62,732,846

Share Activity:
Class A
Shares Sold	68,952	228,174	35,075	419,066	299,135	265,031
Shares Reinvested	1,899	12,196	78,859	35,399	21,798	60,089
Shares Redeemed	(224,909)	(141,791)	(699,712)	(1,805,054)	(329,713)	(316,262)
Net increase (decrease) in shares of Beneficial interest	(154,058)	98,579	(585,778)	(1,350,589)	(8,780)	8,858

Class C
Shares Sold	34,383	238,065	77,831	353,648	84,077	128,460
Shares Reinvested	—	13,998	135,966	35,114	16,018	48,427
Shares Redeemed	(233,361)	(181,957)	(545,960)	(456,622)	(139,868)	(109,711)
Net increase (decrease) in shares of Beneficial interest	(198,978)	70,106	(332,163)	(67,860)	(39,773)	67,176

Class I
Shares Sold	80,097	641,665	213,222	1,584,277	1,379,873	1,867,297
Shares Reinvested	6,900	16,291	181,169	71,093	104,574	107,038
Shares Redeemed	(506,464)	(406,569)	(1,345,466)	(1,799,935)	(1,794,160)	(467,316)
Net increase (decrease) in shares of Beneficial interest	(419,467)	251,387	(951,075)	(144,565)	(309,713)	1,507,019

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst MLP & Infrastructure Fund
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
Operations:
Net investment income	$8,267,011	$7,995,350
Net realized loss on investments	(44,549,539)	(2,011,909)
Net change in unrealized depreciation on investments	(30,748,931)	(16,122,148)
Net decrease in net assets resulting from operations	(67,031,459)	(10,138,707)

Distributions to Shareholders from:
Return of capital
Class A	(2,069,394)	(5,837,222)
Class C	(1,270,074)	(3,429,214)
Class I	(4,642,888)	(13,183,219)
Distributions paid
Class A	(3,573,697)	(409,291)
Class C	(2,319,786)	(232,546)
Class I	(7,754,832)	(878,928)

Total distributions to shareholders	(21,630,671)	(23,970,420)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	14,538,999	20,648,036
Class C	8,779,707	10,140,409
Class I	53,678,833	89,467,382
Reinvestment of distributions
Class A	3,582,627	3,559,149
Class C	2,401,951	2,279,583
Class I	10,977,999	12,043,804
Cost of shares redeemed
Class A	(20,278,380)	(15,338,713)
Class C	(8,561,872)	(5,366,468)
Class I	(76,771,201)	(71,781,049)
Net increase (decrease) in net assets from share transactions of beneficial interest	(11,651,337)	45,652,133

Total Increase (Decrease) in Net Assets	(100,313,467)	11,543,006

Net Assets:
Beginning of year	200,048,189	188,505,183
End of year	$99,734,722	$200,048,189

Share Activity: (a)
Class A
Shares Sold	804,966	4,140,880
Shares Reinvested	206,027	732,474
Shares Redeemed	(1,260,162)	(3,161,859)
Net increase (decrease) in shares of Beneficial interest	(249,169)	1,711,495

Class C
Shares Sold	492,089	2,039,535
Shares Reinvested	137,873	470,508
Shares Redeemed	(600,329)	(1,110,258)
Net increase in shares of Beneficial interest	29,633	1,399,785

Class I
Shares Sold	3,454,295	18,338,175
Shares Reinvested	628,478	2,472,179
Shares Redeemed	(4,394,337)	(14,732,814)
Net increase (decrease) in shares of Beneficial interest	(311,564)	6,077,540

(a)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$14.94	$16.79	$13.96	$12.39	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	(0.23)	(0.16)	0.07	0.02
Net realized and unrealized gain (loss) on investments	(2.73)	(1.62)	2.99	1.59	(2.78)
Total from investment operations	(2.78)	(1.85)	2.83	1.66	(2.76)
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.09)	(0.08)
Total distributions	—	—	—	(0.09)	(0.08)
Net asset value, end of year	$12.16	$14.94	$16.79	$13.96	$12.39
Total return (B)	(18.61)%	(11.02)%	20.27%	13.38%	(18.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,446	$6,519	$10,648	$11,145	$17,356
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	2.98%	2.37%	2.20%	2.13%	1.95%
Expenses, net waiver and reimbursement (C)	1.80%	1.77%	1.75%	1.75%	1.75%
Net investment income (loss), before waiver and reimbursement (C)(D)	(1.58)%	(2.03)%	(1.49)%	0.14%	(0.06)%
Net investment income (loss), net waiver and reimbursement (C)(D)	(0.39)%	(1.43)%	(1.04)%	0.51%	0.14%
Portfolio turnover rate	225%	260%	188%	228%	189%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$14.10	$15.97	$13.38	$11.89	$14.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.16)	(0.33)	(0.26)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(2.54)	(1.54)	2.85	1.52	(2.67)
Total from investment operations	(2.70)	(1.87)	2.59	1.49	(2.74)
Net asset value, end of year	$11.40	$14.10	$15.97	$13.38	$11.89
Total return (B)	(19.15)%	(11.71)%	19.36%	12.53%	(18.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,206	$2,286	$3,469	$3,943	$6,213
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	3.73%	3.12%	2.95%	2.88%	2.70%
Expenses, net waiver and reimbursement (C)	2.55%	2.52%	2.50%	2.50%	2.50%
Net investment loss, before waiver and reimbursement (C,D)	(2.42)%	(2.78)%	(2.24)%	(0.61)%	(0.80)%
Net investment loss, net waiver and reimbursement (C,D)	(1.25)%	(2.18)%	(1.79)%	(0.24)%	(0.60)%
Portfolio turnover rate	225%	260%	188%	228%	189%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	2.96%
Expenses, net waiver and reimbursement (C)	1.78%

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	3.71%
Expenses, net waiver and reimbursement (C)	2.53%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$15.05	$16.87	$14.02	$12.46	$15.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	(0.18)	(0.13)	0.10	0.05
Net realized and unrealized gain (loss) on investments	(2.74)	(1.64)	3.01	1.60	(2.82)
Total from investment operations	(2.77)	(1.82)	2.88	1.70	(2.77)
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.03)	(0.14)	(0.16)
Total distributions	—	—	(0.03)	(0.14)	(0.16)
Net asset value, end of year	$12.28	$15.05	$16.87	$14.02	$12.46

Total return (B)	(18.41)%	(10.79)%	20.53%	13.65%	(17.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,045	$3,310	$5,047	$4,373	$4,154
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	2.73%	2.12%	1.95%	1.88%	1.70%
Expenses, net waiver and reimbursement (C)	1.55%	1.52%	1.50%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement (C,D)	(1.36)%	(1.72)%	(1.27)%	0.32%	0.20%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.19)%	(1.13)%	(0.82)%	0.70%	0.40%
Portfolio turnover rate	225%	260%	188%	228%	189%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	2.71%
Expenses, net waiver and reimbursement (C)	1.53%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$19.28	$18.53	$15.46	$13.28	$15.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)	(0.17)	(0.08)	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	(0.75)	0.92	3.15	2.12	(1.71)
Total from investment operations	(0.79)	0.75	3.07	2.18	(1.75)
Net asset value, end of year	$18.49	$19.28	$18.53	$15.46	$13.28
Total return (B)	(4.10)%	4.05%	19.86%	16.42%	(11.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,703	$20,850	$29,682	$36,804	$81,330
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.69%	1.63%	1.58%	1.50%	1.49%
Expenses, net waiver and reimbursement (C)	1.54%	1.52%	1.50%	1.50%	1.49%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.34)%	(1.01)%	(0.57)%	0.44%	(0.26)%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.20)%	(0.90)%	(0.49)%	0.44%	(0.26)%
Portfolio turnover rate	249%	220%	153%	160%	167%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$18.87	$18.28	$15.36	$13.30	$15.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.17)	(0.30)	(0.21)	(0.04)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.73)	0.89	3.13	2.10	(1.72)
Total from investment operations	(0.90)	0.59	2.92	2.06	(1.86)
Net asset value, end of year	$17.97	$18.87	$18.28	$15.36	$13.30
Total return (B)	(4.77)%	3.23%	19.01%	15.49%	(12.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,926	$11,973	$14,297	$18,030	$33,042
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.44%	2.38%	2.33%	2.25%	2.24%
Expenses, net waiver and reimbursement (C)	2.29%	2.27%	2.25%	2.25%	2.24%
Net investment loss, before waiver and reimbursement (C,D)	(1.09)%	(1.75)%	(1.32)%	(0.30)%	(0.99)%
Net investment loss, net waiver and reimbursement (C,D)	(0.94)%	(1.64)%	(1.24)%	(0.30)%	(0.99)%
Portfolio turnover rate	249%	220%	153%	160%	167%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	1.68%
Expenses, net waiver and reimbursement (C)	1.53%

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	2.43%
Expenses, net waiver and reimbursement (C)	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$19.51	$18.71	$15.57	$13.34	$15.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	(0.12)	(0.05)	0.10	(0.00	) (C)
Net realized and unrealized gain (loss) on investments	(0.76)	0.92	3.19	2.13	(1.71)
Total from investment operations	(0.74)	0.80	3.14	2.23	(1.71)
Net asset value, end of year	$18.77	$19.51	$18.71	$15.57	$13.34
Total return (B)	(3.79)%	4.28%	20.17%	16.72%	(11.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,478	$19,386	$14,876	$12,827	$19,381
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (D)	1.44%	1.38%	1.33%	1.25%	1.24%
Expenses, net waiver and reimbursement (D)	1.29%	1.27%	1.25%	1.25%	1.24%
Net investment income (loss), before waiver and reimbursement (D,E)	(0.06)%	(0.73)%	(0.39)%	0.70%	(0.02)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.09%	(0.62)%	(0.31)%	0.70%	(0.02)%
Portfolio turnover rate	249%	220%	153%	160%	167%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	1.43%
Expenses, net waiver and reimbursement (C)	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$19.50	$22.51	$19.64	$16.54	$16.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	—	0.11	(0.02)	0.05	(0.02)
Net realized and unrealized gain on investments	0.99	0.31	3.40	3.05	0.39
Total from investment operations	0.99	0.42	3.38	3.10	0.37
LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.05)	—	—	—
From net realized gains on investments	—	(3.38)	(0.51)	—	(0.22)
Total distributions	(0.02)	(3.43)	(0.51)	—	(0.22)
Net asset value, end of year	$20.47	$19.50	$22.51	$19.64	$16.54
Total return (B)	5.10%	3.04%	17.28%	18.74%	2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$84,563	$132,383	$139,479	$136,717	$92,749
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement	1.54%	1.45%	1.44%	1.44%	1.51%
Expenses, net waiver and reimbursement	1.39%	1.37%	1.35%	1.35%	1.35%
Net investment income (loss), before waiver and reimbursement	(0.14)%	0.45%	(0.18)%	0.16%	(0.28)%
Net investment income (loss), net waiver and reimbursement	0.01%	0.54%	(0.09)%	0.26%	(0.13)%
Portfolio turnover rate	106%	113%	87%	95%	119%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$18.21	$21.35	$18.79	$15.94	$15.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)	(0.05)	(0.17)	(0.09)	(0.13)
Net realized and unrealized gain on investments	0.91	0.29	3.24	2.94	0.37
Total from investment operations	0.78	0.24	3.07	2.85	0.24
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(3.38)	(0.51)	—	(0.22)
Total distributions	—	(3.38)	(0.51)	—	(0.22)
Net asset value, end of year	$18.99	$18.21	$21.35	$18.79	$15.94
Total return (B)	4.28%	2.26%	16.41%	17.88%	1.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$35,572	$59,985	$58,216	$42,815	$28,282
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	2.29%	2.20%	2.19%	2.19%	2.26%
Expenses, net waiver and reimbursement	2.14%	2.12%	2.10%	2.10%	2.10%
Net investment loss, before waiver and reimbursement	(0.89)%	(0.33)%	(0.93)%	(0.60)%	(1.02)%
Net investment loss, net waiver and reimbursement	(0.74)%	(0.24)%	(0.84)%	(0.50)%	(0.85)%
Portfolio turnover rate	106%	113%	87%	95%	119%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.53%
Expenses, net waiver and reimbursement	1.38%

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.28%
Expenses, net waiver and reimbursement	2.13%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016

Net asset value, beginning of year	$19.71	$22.72	$19.77		$16.61	$16.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.05	0.17	0.04		0.08	0.02
Net realized and unrealized gain on investments	0.99	0.31	3.42		3.08	0.40
Total from investment operations	1.04	0.48	3.46		3.16	0.42
LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.11)	(0.00	) (B)	—	—
From net realized gains on investments	—	(3.38)	(0.51)		—	(0.22)
Total distributions	(0.08)	(3.49)	(0.51)		—	(0.22)
Net asset value, end of year	$20.67	$19.71	$22.72		$19.77	$16.61
Total return (C)	5.32%	3.32%	17.60%		19.02%	2.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$59,938	$147,479	$190,499		$90,821	$26,226
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.29%	1.21%	1.19%		1.19%	1.26%
Expenses, net waiver and reimbursement	1.14%	1.12%	1.10%		1.10%	1.10%
Net investment income (loss), before waiver and reimbursement	0.10%	0.72%	0.08%		0.37%	(0.03)%
Net investment income, net waiver and reimbursement	0.25%	0.81%	0.17%		0.45%	0.13%
Portfolio turnover rate	106%	113%	87%		95%	119%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.28%
Expenses, net waiver and reimbursement	1.13%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$10.91		$10.84	$11.81	$9.48	$9.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.00	) (C)	0.07	0.03	(0.01)	0.11
Net realized and unrealized gain (loss) on investments	(1.50)		0.22	1.22	2.36	(0.27)
Total from investment operations	(1.50)		0.29	1.25	2.35	(0.16)
LESS DISTRIBUTIONS:
From net investment income	(0.04)		—	—	(0.02)	(0.07)
From net realized gains on investments	—		(0.22)	(2.22)	—	—
Total distributions	(0.04)		(0.22)	(2.22)	(0.02)	(0.07)
Net asset value, end of year	$9.37		$10.91	$10.84	$11.81	$9.48
Total return (B)	(13.79)%		2.92%	11.05%	24.86%	(1.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,906		$7,394	$6,275	$3,467	$4,095
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.97%		1.80%	2.17%	2.18%	2.10%
Expenses, net waiver and reimbursement	1.54%		1.52%	1.50%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement	(0.47)%		0.33%	(0.37)%	(0.73)%	0.53%
Net investment income (loss), net waiver and reimbursement	(0.04)%		0.62%	0.30%	(0.06)%	1.13%
Portfolio turnover rate	453%		752%	836%	734%	790%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$10.52		$10.53	$11.62	$9.38	$9.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)		(0.01)	(0.05)	(0.08)	0.03
Net realized and unrealized gain (loss) on investments	(1.44)		0.22	1.18	2.32	(0.25)
Total from investment operations	(1.52)		0.21	1.13	2.24	(0.22)
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(0.00	) (C)
From net realized gains on investments	—		(0.22)	(2.22)	—	—
Total distributions	—		(0.22)	(2.22)	—	—
Net asset value, end of year	$9.00		$10.52	$10.53	$11.62	$9.38
Total return (B)	(14.45)%		2.23%	10.11%	23.88%	(2.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,111		$6,897	$6,167	$4,244	$4,721
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	2.72%		2.55%	2.92%	2.93%	2.85%
Expenses, net waiver and reimbursement	2.29%		2.27%	2.25%	2.25%	2.25%
Net investment loss, before waiver and reimbursement	(1.22)%		(0.41)%	(1.13)%	(1.48)%	(0.24)%
Net investment income (loss), net waiver and reimbursement	(0.79)%		(0.13)%	(0.46)%	(0.80)%	0.37%
Portfolio turnover rate	453%		752%	836%	734%	790%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.95%
Expenses, net waiver and reimbursement	1.53%

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.70%
Expenses, net waiver and reimbursement	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$11.02		$10.91		$11.86	$9.52	$9.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.02		0.10		0.06	0.02	0.12
Net realized and unrealized gain (loss) on investments	(1.51)		0.23		1.21	2.37	(0.25)
Total from investment operations	(1.49)		0.33		1.27	2.39	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.10)		—		—	(0.05)	(0.10)
From net realized gains on investments	—		(0.22)		(2.22)	—	—
Total distributions	(0.10)		(0.22)		(2.22)	(0.05)	(0.10)
Net asset value, end of year	$9.43		$11.02		$10.91	$11.86	$9.52
Total return (B)	(13.58	)% (C)	3.27	% (C)	11.19%	25.19%	(1.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,218		$10,721		$7,873	$1,242	$1,817
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.71%		1.55%		1.92%	1.93%	1.85%
Expenses, net waiver and reimbursement	1.29%		1.27%		1.25%	1.25%	1.25%
Net investment income (loss), before waiver and reimbursement	(0.23)%		0.62%		(0.10)%	(0.49)%	0.68%
Net investment income, net waiver and reimbursement	0.19%		0.90%		0.57%	0.19%	1.27%
Portfolio turnover rate	453%		752%		836%	734%	790%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.70%
Expenses, net waiver and reimbursement	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$15.38	$16.92	$14.87	$13.01	$14.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.13	0.10	0.14	0.14
Net realized and unrealized gain (loss) on investments	—	(E)	(1.26)	2.41	1.91	(0.30)
Total from investment operations	0.10	(1.13)	2.51	2.05	(0.16)
LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.09)	(0.24)	(0.19)	(0.08)
From net realized gains on investments	(1.52)	(0.32)	(0.22)	—	(1.03)
Total distributions	(1.67)	(0.41)	(0.46)	(0.19)	(1.11)
Net asset value, end of year	$13.81	$15.38	$16.92	$14.87	$13.01
Total return (B)	0.72%	(6.71)%	17.00%	15.83%	(1.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,775	$15,438	$39,835	$45,595	$55,827
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.95%	1.82%	1.75%	1.72%	1.74%
Expenses, net waiver and reimbursement (C)	1.56%	1.53%	1.50%	1.50%	1.50%
Net investment income, before waiver and reimbursement (C,D)	0.28%	0.51%	0.38%	0.75%	0.82%
Net investment income, net waiver and reimbursement (C,D)	0.67%	0.78%	0.63%	0.97%	1.06%
Portfolio turnover rate	108%	182%	146%	95%	91%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$15.08	$16.64	$14.62	$12.78	$14.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	0.01	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.01	(E)	(1.24)	2.36	1.88	(0.30)
Total from investment operations	(0.01)	(1.23)	2.34	1.91	(0.26)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.01)	(0.10)	(0.07)	(0.01)
From net realized gains on investments	(1.52)	(0.32)	(0.22)	—	(1.03)
Total distributions	(1.54)	(0.33)	(0.32)	(0.07)	(1.04)
Net asset value, end of year	$13.53	$15.08	$16.64	$14.62	$12.78
Total return (B)	(0.03)%	(7.44)%	16.11%	14.99%	(1.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,542	$22,334	$25,769	$27,280	$33,653
Ratios to average net assets (including interest expense)(G)
Expenses, before waiver and reimbursement (C)	2.72%	2.56%	2.50%	2.47%	2.49%
Expenses, net waiver and reimbursement (C)	2.32%	2.28%	2.25%	2.25%	2.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.52)%	(0.23)%	(0.36)%	(0.01)%	0.10%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.12)%	0.05%	(0.11)%	0.21%	0.34%
Portfolio turnover rate	108%	182%	146%	95%	91%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	1.95%
Expenses, net waiver and reimbursement (C)	1.55%

(G) Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.70%
Expenses, net waiver and reimbursement (C)	2.30%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$15.33	$16.91	$14.87	$13.02	$14.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.17	0.14	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.01	(E)	(1.27)	2.41	1.91	(0.31)
Total from investment operations	0.15	(1.10)	2.55	2.09	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.16)	(0.29)	(0.24)	(0.12)
From net realized gains on investments	(1.52)	(0.32)	(0.22)	—	(1.03)
Total distributions	(1.73)	(0.48)	(0.51)	(0.24)	(1.15)
Net asset value, end of year	$13.75	$15.33	$16.91	$14.87	$13.02
Total return (B)	1.02%	(6.53)%	17.28%	16.14%	(0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,016	$29,104	$34,533	$22,176	$14,561
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.70%	1.56%	1.50%	1.47%	1.49%
Expenses, net waiver and reimbursement (C)	1.30%	1.28%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C,D)	0.53%	0.75%	0.64%	1.00%	1.07%
Net investment income, net waiver and reimbursement (C,D)	0.93%	1.02%	0.89%	1.22%	1.31%
Portfolio turnover rate	108%	182%	146%	95%	91%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	1.69%
Expenses, net waiver and reimbursement (C)	1.30%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$14.75	$15.33	$14.54	$12.44	$12.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.14	0.09	0.18	0.18
Net realized and unrealized gain (loss) on investments	(1.14)	0.57	1.13	2.13	(0.03)
Total from investment operations	(0.96)	0.71	1.22	2.31	0.15
LESS DISTRIBUTIONS:
From net investment income	(0.31)	—	(0.24)	(0.14)	(0.14)
From net realized gains on investments	(0.20)	(1.29)	(0.19)	(0.07)	—
Total distributions	(0.51)	(1.29)	(0.43)	(0.21)	(0.14)
Net asset value, end of year	$13.28	$14.75	$15.33	$14.54	$12.44
Total return (B)	(6.81)%	5.39%	8.50%	18.73%	1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,667	$11,977	$12,314	$22,381	$22,279
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.64%	1.62%	1.66%	1.65%	1.70%
Expenses, net waiver and reimbursement (C)	1.21%	1.28%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.86%	0.63%	0.49%	1.24%	1.35%
Net investment income, net waiver and reimbursement (C,D)	1.29%	0.97%	0.60%	1.34%	1.50%
Portfolio turnover rate	42%	13%	30%	26%	26%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$14.40	$15.11	$14.37	$12.32	$12.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	0.03	(0.01)	0.10	0.09
Net realized and unrealized gain (loss) on investments	(1.12)	0.55	1.11	2.07	(0.03)
Total from investment operations	(1.05)	0.58	1.10	2.17	0.06
LESS DISTRIBUTIONS:
From net investment income	(0.20)	—	(0.17)	(0.05)	(0.04)
From net realized gains on investments	(0.20)	(1.29)	(0.19)	(0.07)	—
Total distributions	(0.40)	(1.29)	(0.36)	(0.12)	(0.04)
Net asset value, end of year	$12.95	$14.40	$15.11	$14.37	$12.32
Total return (B)	(7.54)%	4.58%	7.73%	17.69%	0.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,961	$10,534	$10,037	$11,524	$6,795
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.39%	2.37%	2.41%	2.40%	2.45%
Expenses, net waiver and reimbursement (C)	1.96%	2.03%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (C,D)	0.10%	(0.06)%	(0.19)%	0.66%	0.62%
Net investment income (loss), net waiver and reimbursement (C,D)	0.53%	0.28%	(0.08)%	0.76%	0.77%
Portfolio turnover rate	42%	13%	30%	26%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$14.76	$15.32	$14.54	$12.45	$12.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.22	0.18	0.30	0.25
Net realized and unrealized gain (loss) on investments	(1.14)	0.53	1.09	2.03	(0.07)
Total from investment operations	(0.93)	0.75	1.27	2.33	0.18
LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.02)	(0.30)	(0.17)	(0.17)
From net realized gains on investments	(0.20)	(1.29)	(0.19)	(0.07)	—
Total distributions	(0.54)	(1.31)	(0.49)	(0.24)	(0.17)
Net asset value, end of year	$13.29	$14.76	$15.32	$14.54	$12.45
Total return (B)	(6.59)%	5.70%	8.85%	18.91%	1.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,104	$40,221	$18,671	$7,034	$1,320
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.38%	1.37%	1.36%	1.35%	1.45%
Expenses, net waiver and reimbursement (C)	0.96%	1.03%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C)(D)	1.06%	1.17%	1.07%	2.10%	1.89%
Net investment income, net waiver and reimbursement (C)(D)	1.48%	1.51%	1.18%	2.20%	2.06%
Portfolio turnover rate	42%	13%	30%	26%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	(C)	June 30, 2019	(C)	June 30, 2018	(C)	June 30, 2017	(C)	June 30, 2016	(C)

Net asset value, beginning of year	$22.94	$27.40	$31.40	$31.55	$49.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.96	1.05	1.10	1.20	1.60
Net realized and unrealized gain (loss) on investments	(9.19)	(2.36)	(1.90)	1.90	(16.50)
Total from investment operations	(8.23)	(1.31)	(0.80)	3.10	(14.90)
LESS DISTRIBUTIONS:
From net investment income	(1.63)	(0.20)	(0.20)	(1.45)	(1.45)
From return of capital	(0.90)	(2.95)	(3.00)	(1.80)	(1.75)
Total distributions	(2.53)	(3.15)	(3.20)	(3.25)	(3.20)
Net asset value, end of year	$12.18	$22.94	$27.40	$31.40	$31.55

Total return (B)	(38.65)%	(4.60)%	(2.11)%	9.38%	(29.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,625	$50,216	$50,624	$50,307	$22,775
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.81%	1.73%	1.76%	1.76%	2.03%
Expenses, net waiver and reimbursement	1.70%	1.68%	1.65%	1.65%	1.65%
Net investment income, before waiver and reimbursement	5.34%	4.14%	3.80%	3.33%	5.00%
Net investment income, net waiver and reimbursement	5.45%	4.19%	3.91%	3.44%	5.40%
Portfolio turnover rate	49%	40%	49%	32%	96%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	(C)	June 30, 2019	(C)	June 30, 2018	(C)	June 30, 2017	(C)	June 30, 2016	(C)

Net asset value, beginning of year	$22.92	$27.40	$31.40	$31.60	$49.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.83	0.85	0.90	0.90	1.30
Net realized and unrealized gain (loss) on investments	(9.18)	(2.33)	(1.90)	1.90	(16.35)
Total from investment operations	(8.35)	(1.48)	(1.00)	2.80	(15.05)
LESS DISTRIBUTIONS:
From net investment income	(1.54)	(0.20)	(0.20)	(1.30)	(1.30)
From return of capital	(0.86)	(2.80)	(2.80)	(1.70)	(1.70)
Total distributions	(2.40)	(3.00)	(3.00)	(3.00)	(3.00)
Net asset value, end of year	$12.17	$22.92	$27.40	$31.40	$31.60
Total return (B)	(39.03)%	(5.49)%	(2.79)%	8.47%	(29.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,127	$31,580	$30,078	$18,160	$6,204
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	2.57%	2.48%	2.51%	2.51%	2.78%
Expenses, net waiver and reimbursement	2.45%	2.43%	2.40%	2.40%	2.40%
Net investment income, before waiver and reimbursement	4.61%	3.40%	3.12%	2.49%	4.24%
Net investment income, net waiver and reimbursement	4.73%	3.45%	3.23%	2.60%	4.62%
Portfolio turnover rate	49%	40%	49%	32%	96%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.79%
Expenses, net waiver and reimbursement	1.68%

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.54%
Expenses, net waiver and reimbursement	2.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	(C)	June 30, 2019	(C)	June 30, 2018	(C)	June 30, 2017	(C)	June 30, 2016	(C)

Net asset value, beginning of year	$23.02	$27.50	$31.45	$31.60	$49.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	1.01	1.15	1.20	1.25	1.60
Net realized and unrealized gain (loss) on investments	(9.24)	(2.38)	(1.90)	1.90	(16.40)
Total from investment operations	(8.23)	(1.23)	(0.70)	3.15	(14.80)
LESS DISTRIBUTIONS:
From net investment income	(1.65)	(0.25)	(0.20)	(1.45)	(1.50)
From return of capital	(0.92)	(3.00)	(3.05)	(1.85)	(1.80)
Total distributions	(2.57)	(3.25)	(3.25)	(3.30)	(3.30)
Net asset value, end of year	$12.22	$23.02	$27.50	$31.45	$31.60
Total return (B)	(38.45)%	(4.54)%	(1.69)%	9.61%	(28.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$58,983	$118,252	$107,804	$71,237	$22,187
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.56%	1.48%	1.51%	1.51%	1.78%
Expenses, net waiver and reimbursement	1.45%	1.43%	1.40%	1.40%	1.40%
Net investment income (loss), before waiver and reimbursement	5.63%	4.51%	4.07%	3.44%	5.08%
Net investment income, net waiver and reimbursement	5.74%	4.56%	4.18%	3.55%	5.46%
Portfolio turnover rate	49%	40%	49%	32%	96%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.54%
Expenses, net waiver and reimbursement	1.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2020	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Small-Cap Insider Buying (“Small-Cap Insider”)		Long-term capital appreciation
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation
Catalyst Buyback Strategy (“Buyback Strategy”)		Long-term capital appreciation
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Total return from long-term capital appreciation and current income
Catalyst/MAP Global Equity (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst MLP & Infrastructure (“MLP & Infrastructure”)	SL Advisors, LLC (“SL”)	Current income and capital appreciation

Small-Cap Insider, Dynamic Alpha, and MLP & Infrastructure are each separate non-diversified series of the Trust and Insider Buying, Buyback Strategy, Tactical Allocation, and Global Equity are each diversified series of the Trust.

Each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment companies purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Trust’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020, for each Fund’s assets and liabilities measured at fair value:

Small-Cap Insider
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$7,596,701	$—	$—	$7,596,701
Collateral for Securities Loaned	2,518,758	—	—	2,518,758
Total Assets	$10,115,459	$—	$—	$10,115,459

Insider Buying
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$39,990,132	$—	$—	$39,990,132
Collateral for Securities Loaned	11,435,929	—	—	11,435,929
Total Assets	$51,426,061	$—	$—	$51,426,061

Dynamic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$179,425,444	$—	$—	$179,425,444
Collateral for Securities Loaned	39,008,366	—	—	39,008,366
Total Assets	$218,433,810	$—	$—	$218,433,810

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Buyback Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$13,998,595	$—	$—	$13,998,595
Collateral for Securities Loaned	3,316,267	—	—	3,316,267
Total Assets	$17,314,862	$—	$—	$17,314,862

Tactical Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$30,071,003	$—	$—	$30,071,003
Put Options Purchased	—	58,000	—	58,000
Total Assets	$30,071,003	$58,000	$—	$30,129,003

Global Equity
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$46,013,815	$—	$—	$46,013,815
Closed-End Fund	2,433,600	—	—	2,433,600
Total Assets	$48,447,415	$—	$—	$48,447,415
Liabilities(a,b)
Call Options Written	$14,800	$—	$—	$14,800
Total Liabilities	$14,800	$—	$—	$14,800

MLP & Infrastructure
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$99,528,336	$—	$—	$99,528,336
Total Assets	$99,528,336	$—	$—	$99,528,336

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Portfolio of Investments for security classifications.

b) Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Funds’ portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options).

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2020, were as follows:

			Location of derivatives on Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
Tactical Allocation
	Put Options purchased	Equity	Investments in Securities	$58,000
Global Equity
	Call Options written	Equity	Options written	$(14,800)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2020, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Tactical Allocation
	Options purchased	Equity	Net realized gain on options purchased	$4,201,713
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(21,350)
			Totals	$4,180,363

Global Equity
	Options written	Equity	Net realized gain on options written	$167,169
	Options written	Equity	Net change in unrealized appreciation on options written	45,233
			Totals	$212,402

The contracts outstanding as of June 30, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized appreciation and depreciation on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2020:

				Gross Amounts Not Offset in the Statement
				of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Tactical Allocation
Description of Asset:
Options Purchased	TradeStation	$58,000	(1)	$—	(2)	$—	$—
Total		$58,000		$—		$—	$—
Global Equity
Description of Liability:
Options Written	Wall Street Access	$(14,800	) (1)	$14,800	(2)	$—	$—
Total		$(14,800)		$14,800		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)        Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d)        Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

As of and during the year ended June 30, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2020, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2017-2019 for the Funds) or expected to be taken in 2020 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)        Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in Master Limited Partnerships (“MLP”s) generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)        MLP & Infrastructure typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund. During the fiscal year ended June 30, 2020, the MLP & infrastructure Fund changed their tax year end to 11/30.

g)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)        Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

i)         Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Small-Cap Insider	Annually	Annually
Insider Buying	Annually	Annually
Dynamic Alpha	Annually	Annually
Buyback Strategy	Annually	Annually
Tactical Allocation	Annually	Annually
Global Equity	Annually	Annually
MLP & Infrastructure	Monthly	Annually

j)         Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

k)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l)        Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. There were no CDSC fees paid by the shareholders of the Small-Cap Insider, Insider Buying, Dynamic Alpha, Buyback Strategy, Tactical Allocation, Global Equity and MLP & Infrastructure, respectively.

m)        Cash – Each Fund considers its investment in an FDIC insured interest bearing savings account to be cash. Each Fund maintains cash balances, which, at times, may exceed federally insured limits. Each Fund maintains these balances with a high quality financial institution.

n)        Distributions from REITs — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Small-Cap Insider	$20,550,432	$22,849,325	$—	$—
Insider Buying	111,047,117	120,529,784	—	—
Dynamic Alpha	252,998,287	411,242,344	—	—
Buyback Strategy	91,334,620	99,025,783	—	—
Tactical Allocation	49,048,525	13,408,723	—	61,151,995
Global Equity	23,168,515	25,692,933	—	—
MLP & Infrastructure	73,672,490	94,880,556	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolio. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds, have entered into Expense Limitation Agreements (the “Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to ensure total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fees or reimbursed expenses provided that said reimbursement does not cause the Fund’s expenses to exceed the Limitation.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

For the year ended June 30, 2020, the Manager waived management fees. The Manager may recapture a portion of the waived amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the Limitation in effect at that time of the waiver, no later than the dates as stated below:

	Management	Expense Limitation				Management
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Fees Waived
Small-Cap Insider	1.25%	1.78%	2.53%	1.53%	10/31/2020	$113,408
Insider Buying	1.00%	1.53%	2.28%	1.28%	10/31/2020	71,022
Dynamic Alpha	1.00%	1.38%	2.13%	1.13%	10/31/2020	366,079
Buyback Strategy	1.00%	1.53%	2.28%	1.28%	10/31/2020	86,806
Tactical Allocation	1.25%	1.53%	2.28%	1.28%	10/31/2020	194,493
Global Equity	1.00%	1.21%	1.96%	0.96%	10/31/2020	254,667
MLP & Infrastructure	1.25%	1.68%	2.43%	1.43%	10/31/2020	172,965

	Recapture Expires
	No Later Than June 30,
Fund	2021	2022	2023
Small-Cap Insider	$82,177	$100,091	$113,408
Insider Buying	47,148	57,926	71,022
Dynamic Alpha	309,787	343,166	366,079
Buyback Strategy	81,377	67,033	86,806
Tactical Allocation	234,191	247,376	194,493
Global Equity	53,577	156,528	254,667
MLP & Infrastructure	177,202	103,243	172,965

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund (the “Services Agreement”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2020 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance Officer fees payable” and the amounts accrued for the period are shown in the Statements of Operations under “Management Services fees” and “Compliance officer fees”.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

For the year ended June 30, 2020, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Small-Cap Insider	$13,443	$16,518
Insider Buying	44,211	106,030
Dynamic Alpha	248,791	451,476
Buyback Strategy	15,643	58,800
Tactical Allocation	25,024	179,255
Global Equity	28,728	100,341
MLP & Infrastructure	97,329	259,647

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Small-Cap Insider	$9,258,709	$1,017,763	$(161,013)	$856,750
Insider Buying	46,175,390	5,724,212	(473,541)	5,250,671
Dynamic Alpha	181,432,883	37,973,632	(972,705)	37,000,927
Buyback Strategy	16,160,587	1,527,400	(373,125)	1,154,275
Tactical Allocation	31,178,205	2,178,474	(3,227,676)	(1,049,202)
Global Equity	43,933,252	10,095,658	(5,596,295)	4,499,363
MLP & Infrastructure	156,413,543	3,418,236	(60,303,443)	(56,885,207)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2020 (for the period ended November 30, 2019 for the MLP & Infrastructure Fund) and June 30, 2019 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2020	Income	Capital Gains	Capital	Total
Small-Cap Insider	$—	$—	$—	$—
Insider Buying	—	—	—	—
Dynamic Alpha	450,219	—	113,455	563,674
Buyback Strategy	105,613	—	56	105,669
Tactical Allocation	487,710	5,223,469	—	5,711,179
Global Equity	1,660,853	733,267	—	2,394,120
MLP & Infrastructure	3,594,340	—	7,982,356	11,576,696

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2019	Income	Capital Gains	Capital	Total
Small-Cap Insider	$—	$—	$—	$—
Insider Buying	—	—	—	—
Dynamic Alpha	3,632,807	59,610,934	—	63,243,741
Buyback Strategy	483,426	—	—	483,426
Tactical Allocation	541,098	1,807,175	—	2,348,273
Global Equity	29,202	3,500,212	—	3,529,414
MLP & Infrastructure	1,520,765	—	22,449,655	23,970,420

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows (except for the MLP & Infrastructure Fund in which its November 30, 2019 components of distributable earnings have been adjusted for June 30, 2020 activity):

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Small-Cap Insider	$—	$—	$(1,892,920)	$(31,387,775)	$—	$856,755	$(32,423,940)
Insider Buying	—	—	(6,587,369)	(10,094,392)	—	5,250,686	(11,431,075)
Dynamic Alpha	—	—	—	(6,808,795)	—	37,000,927	30,192,132
Buyback Strategy	—	—	(3,662,152)	(329,104)	—	1,154,275	(2,836,981)
Tactical Allocation	—	1,446,164	—	—	—	(1,049,202)	396,962
Global Equity	222,383	—	—	(3,836,903)	—	4,499,762	885,242
MLP & Infrastructure	—	—	—	(34,835,973)	—	(56,886,028)	(91,722,001)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on 1256 options contracts and passive foreign investment companies, and adjustments for real estate investment trusts, partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Small-Cap Insider	$—
Insider Buying	78,474
Dynamic Alpha	—
Buyback Strategy	28,571
Tactical Allocation	—
Global Equity	—
MLP & Infrastructure	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Small-Cap Insider	$1,892,920
Insider Buying	6,508,894
Dynamic Alpha	—
Buyback Strategy	3,633,581
Tactical Allocation	—
Global Equity	—
MLP & Infrastructure	—

At June 30, 2020, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows (except for the MLP & Infrastructure Fund in which its November 30, 2019 capital loss carryforwards are as follows):

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Small-Cap Insider	$26,798,922	$4,588,853	$31,387,775	$—
Insider Buying	10,094,392	—	10,094,392	2,278,424
Dynamic Alpha	6,808,795	—	6,808,795	—
Buyback Strategy	329,104	—	329,104	111,861
Tactical Allocation	—	—	—	—
Global Equity	2,827,088	1,009,815	3,836,903	—
MLP & Infrastructure	10,271,748	6,983,246	17,254,994	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2020 as follows (except for the MLP & Infrastructure Fund in which its November 30, 2019 reclassifications for permanent book and tax differences have been adjusted for June 30, 2020 activity):

	Paid In	Accumulated
	Capital	Earnings (Losses)
Small-Cap Insider	$(159,333)	$159,333
Insider Buying	(303,953)	303,953
Dynamic Alpha	(190,105)	190,105
Buyback Strategy	(29,980)	29,980
Tactical Allocation	—	—
Global Equity	—	—
MLP & Infrastructure	(7,544,268)	7,544,268

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds each have a $20,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2020, the Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense (1)	Interest Rate	6/30/2020
Small-Cap Insider	$58,600	$32	3.85%	$—
Insider Buying	79,000	104	3.48%	—
Dynamic Alpha	1,057,214	3,213	3.54%	—
Buyback Strategy	489,000	578	4.53%	—
Tactical Allocation	1,174,845	8,386	3.63%	66,000
Global Equity	786,857	1,143	3.63%	—
MLP & Infrastructure	903,221	9,346	4.14%	2,000

(1)	Includes only Interest Expense for the fiscal year ended June 30, 2020 and may not tie back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the US Bank NA. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2020.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities

			Percentage of
	Market Value of	Market Value of	Total Investment
Fund	Loaned Securities	Collateral (1)	Income
Small-Cap Insider *	$2,488,556	$2,488,556	6.87%
Insider Buying *	11,362,771	11,362,771	2.32%
Dynamic Alpha *	38,603,249	38,603,249	1.32%
Buyback Strategy *	3,304,340	3,304,340	1.55%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

The below table shows the collateral held by each Fund at the year ended June 30, 2020.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Small-Cap Insider
Liabilities
Securities Loaned	US Bank	$(2,518,758)	$—	$(2,518,758)	$2,518,758	$—	$—

Insider Buying
Liabilities
Securities Loaned	US Bank	$(11,435,929)	$—	$(11,435,929)	$11,435,929	$—	$—

Dynamic Alpha
Liabilities
Securities Loaned	US Bank	$(39,008,366)	$—	$(39,008,366)	$39,008,366	$—	$—

Buyback Strategy
Liabilities
Securities Loaned	US Bank	$(3,316,267)	$—	$(3,316,267)	$3,316,267	$—	$—

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Insider	MLP &	Dynamic
Owner	Buying	Infrastructure	Alpha
LPL Financial, LLC *		29%
National Financial Services LLC	39%
Charles Schwab & Co., Inc.			26%

*	These owners are comprised of multiple investors and accounts.

(9)	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(10)	ADDITIONAL INFORMATION

On March 25, 2020, shares of MLP & Infrastructure were adjusted to reflect a reverse stock split. The effect of the reverse stock split decreased the number of shares outstanding and increased the net asset value per share. The reverse stock split had no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock split is as follows:

			Net Asset Value	Net Asset Value	Shares Outstanding	Shares Outstanding
Fund	Effective Date	Rate	Per Share Before Split	Per Share After Split	Before Split	After Split
MLP & Infrastructure - Class A	3/25/2020	5:1	$1.83	$9.16	10,618,255.193	2,123,651.039
MLP & Infrastructure - Class C	3/25/2020	5:1	1.83	9.14	7,561,898.237	1,512,378.647
MLP & Infrastructure - Class I	3/25/2020	5:1	1.84	9.19	20,554,781.312	4,110,956.262

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund, and Catalyst MLP & Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund, and Catalyst MLP & Infrastructure Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 31, 2020

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”) Catalyst Hedged Commodity Strategy Fund (“Catalyst HCS”), Catalyst Small-Cap Insider Buying Fund (“Catalyst SC”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”),Catalyst Exceed Defined Risk Fund (“Exceed DR”), Catalyst Exceed Defined Shield Fund (“Exceed DS”), Catalyst Buyback Strategy Fund (“Catalyst BS”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst Multi Strategy Fund (“Catalyst MS”) Catalyst/MLP & Infrastructure (“Catalyst MLP”) and Catalyst Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Catalyst Renewal Funds”).

In connection with a regular meeting held on May 6, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Renewal Funds.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Catalyst Renewal Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Renewal Fund.

Nature, Extent and Quality of Services. The Board acknowledged that Catalyst had retained the key personnel servicing the Catalyst Renewal Funds for several years. A Catalyst representative described the roles and responsibilities of various individuals on the management team and elaborated on the duties and functions of the investment committee and risk committee. The Catalyst representative explained that Catalyst’s risk management program assessed each Catalyst Renewal Fund individually and that risk monitoring metrics were specifically crafted and tailored for certain Catalyst Renewal Funds based on the specific risks germane to each Catalyst Renewal Fund. The Board was informed that Catalyst had adequate staff to execute its risk management program. The Board noted the addition of a new sub-advisor to one of the Catalyst Renewal Funds and discussed Catalyst’s supervision and oversight of the sub-advisors to the relevant Catalyst Renewal Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the advisory agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of April 16, 2020 along with information that Catalyst provided in connection with renewing the management

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Catalyst SA—The Board discussed that Catalyst SA outperformed its peer group, Morningstar category, and the S&P 500 TR Index and BNP Catalyst Systematic Alpha Index over the 1-year period, and outperformed its peer group over the 3-year period. The Board acknowledged that Catalyst SA employed a different strategy prior to November 2017. A Catalyst representative informed the Board that Catalyst SA’s had continued to outperform its benchmarks since March 2020.

Catalyst IB—The Board observed that Catalyst IB underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods. The Board reviewed Catalyst’s explanation that Catalyst IB’s underperformance could be attributed to its allocations to the healthcare and information technology sectors in the third quarter of 2019. The Board noted that Catalyst IB’s performance since inception was closer to its peer group. A Catalyst representative explained that Catalyst IB took a defensive position in March 2020 and was not actively trading on a day-to-day basis. The Catalyst representative noted his optimism for Catalyst IB’s strategy in the current market.

Catalyst Insider—The Board observed that Catalyst Insider had trailed its peer group, the Short-Term Bond and High Yield Bond Morningstar categories, and the Bloomberg Barclays US AGG Bond TR Index over the 1-year period, but had outperformed the Short-Term Bond Morningstar category and the Bloomberg Barclays 1-3 YR US Gov/Credit Index over the 3-year and 5-year periods. The Board observed that Catalyst Insider was outperforming the Bloomberg Barclays 1-3 YR US Gov/Credit Index until the market selloff in late February 2020. The Board recognized that Catalyst explained that high yield bonds had performed well relative to investment grade bonds, which led to Catalyst Insider underperforming its peer group and High Yield Bond Morningstar categories. A Catalyst representative remarked that Catalyst Insider’s performance had already begun to recover since the market disruptions in March 2020.

Warrington SP—The Board noted that Warrington SP underperformed its peer group, the Managed Futures and Options-Based Morningstar categories, and the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. The Board discussed that Warrington SP had engaged a sub-advisor as of January 27, 2020 which resulted in a change of portfolio managers and that Warrington SP had outperformed the S&P 500 in the short period since such date.

Catalyst HCS—The Board acknowledged that Catalyst HCS outperformed its peer group and the Commodities Broad Basket Morningstar category across all periods and outperformed the Managed Futures Morningstar category over the 3-year and since inception periods. The Board noted that Catalyst HCS underperformed the S&P 500 TR Index while outperforming the Bloomberg Commodity Index across all periods. A Catalyst representative noted a decline in Catalyst HCS’s performance since the outbreak of COVID-19 due to extreme movements in oil markets. He reported that Catalyst HCS’s investors were aware of the disruption in oil markets and remained interested in Catalyst HCS’s strategy.

Catalyst SC—The Board remarked that Catalyst SC underperformed its peer group, the Russell 200 TR Index and its Morningstar category across all periods. A Catalyst representative attributed Catalyst SC’s underperformance to its allocation to micro-cap stocks which lagged large cap stocks in recent years and to sector allocation during the fourth quarter of 2019. The Board noted that Catalyst SC’s “insider buying” signals historically performed well during periods of market turmoil.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

MAP Global Equity—The Board recognized that MAP Global Equity underperformed its peer group, Morningstar category and MSCI ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods. The Board discussed that Catalyst attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. The Board noted that this affected MAP Global Equity’s performance across all periods after it reported an outperformance in the previous year. A Catalyst representative remarked that MAP Global Equity’s underperformance had continued since the outbreak of COVID-19 but expressed confidence in the long-term potential of MAP Global Equity’s strategy.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but had outperformed them since inception. The Board noted that MAP Global Balanced had underperformed the MSCI ACWI Gross Index across all periods. The Board considered that Catalyst attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. A Catalyst representative noted that despite MAP Global Balanced’s continued underperformance since the outbreak of COVID-19, he remained confident in MAP Global Balanced’s long-term potential.

SMH High Income—The Board discussed that SMH High Income outperformed its Morningstar category over the 1-year and 3-year periods and its peer group over the 3-year period. The Board observed that SMH High Income’s concentrated portfolio meant SMH High Income would often be over or underweight industry allocations relative to the peer group, Morningstar category and BofA Merrill Lynch U.S. Cash Pay High Yield Index. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income’s 5-year and 10-year returns. A Catalyst representative noted that SMH High Income was within 2% of its benchmark for the year-to-date.

SMH Total Return—The Board noted that SMH Total Return outperformed its Morningstar category over the 1-year period and peer group over the 1-year and 3-year periods. The Board remarked that SMH Total Return trailed, but was in-line with, the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period. The Board noted that SMH Total Return’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. A Catalyst representative remarked that SMH Total Return continued to underperform for the year-to-date due to forced margin calls and liquidations in the REITs space.

Catalyst DA—The Board remarked that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. It noted that although Catalyst DA trailed its peer group, Morningstar category and benchmark since inception, its performance over that period was generally in-line with each of them. The Board reviewed Catalyst’s explanation that high-momentum stocks underperformed during the past year. A Catalyst representative noted that Catalyst DA had already begun to recover and that its performance was above the benchmark for the year-to-date.

Lyons TA—The Board discussed that Lyons TA outperformed its peer group, Tactical Allocation Morningstar category and the Lipper Flexible Portfolio Funds Index since inception, and outperformed its peer group over the 5-year period. The Board noted that Lyons TA underperformed the peer group, Morningstar category and benchmark across all other periods. The Board observed that Lyons TA was defensive in 2019 and missed the significant market rally which contributed to its underperformance over the short-term. A Catalyst representative remarked that Lyons TA re-entered the market in February 2020 and was outperforming the S&P 500 TR Index for the year-to-date.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

Exceed DR—The Board observed that Exceed DR outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception periods but trailed the S&P 500 TR Index across all periods. The Board recalled that Exceed DR changed investment strategies in 2017. A Catalyst representative observed that Exceed DR was closing the gap with the S&P 500 TR Index and was in-line with its benchmark for the year-to-date.

Exceed DS—The Board noted that Exceed DS outperformed its peer group and Morningstar category across all periods, but underperformed the S&P 500 TR Index across all periods. The Board considered Catalyst’s explanation that Exceed DS’s strategy would lag the index on the upside because option strategies generally did not capture the dividend and acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. A Catalyst representative reported that Exceed DS had performed as expected since the outbreak of COVID-19 and was outperforming the S&P 500 TR Index for the year-to-date.

Catalyst BS—The Board acknowledged that Catalyst BS outperformed its peer group and Morningstar category over the 3-year and 5-year periods, and had outperformed its peer group over the since inception period. The Board remarked that Catalyst BS underperformed the S&P 500 TR Index for all periods. The Board discussed that Catalyst attributed Catalyst BS’s underperformance relative to the index to its equity style allocation, and that Catalyst BS’s exposure to small-cap and mid-cap stocks had underperformed large-cap stocks. The Board recalled that Catalyst BS adjusted its investment strategy in December 2019.

CIFC Floating Rate—The Board recognized that CIFC Floating Rate outperformed its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index across all periods. The Board discussed that CIFC Floating Rate’s performance benefitted from security selection and exposure to high-yield bonds in the portfolio.

Stone Beach IO—The Board commented that Stone Beach IO outperformed its peer group, Morningstar category and the Bloomberg Barclays US MBS Index across all periods and noted that Stone Beach IO continued to outperform the benchmark for the year-to-date. The Board observed that Stone Beach IO’s strategy sought to reduce volatility and provide returns uncorrelated to certain asset classes.

Catalyst MS—The Board observed that Catalyst MS underperformed its peer group, Morningstar category, SG CTA Index and S&P 500 TR Index across the 1-year, 3-year and 5-year periods and underperformed the S&P 500 TR Index over the 10-year period. The Board recognized that Catalyst MS had been outperforming the Morningstar category until February 20, 2020. The Board acknowledged Catalyst MS’s long-term performance and how its strategy was not correlated to the S&P 500 TR Index.

Catalyst MLP—The Board discussed that Catalyst MLP underperformed its peer group and Morningstar category across all periods but outperformed the Alerian MLP TR Index over 1-year and since inception periods, while trailing the benchmark over the 3-year and 5-year periods. The Board considered that Catalyst MLP’s peer group and Morningstar category consisted primarily of funds taxed as a C-corp., which benefitted from a falling market because reductions in deferred tax liability cushioned their losses. The Board noted that Catalyst MLP should conversely benefit in a rising market relative to its peer group and Morningstar category due to its tax status. The Board discussed that Catalyst attributed Catalyst MLP’s performance relative to the index to the weak performance of MLP general partners, and noted that those types of investments were not included in the index. A Catalyst representative reported that Catalyst MLP was trailing the Alerian MLP for the year-to-date but had improved over the last month.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

Millburn HS—The Board noted that Millburn HS outperformed its peer group, Morningstar category and the ICE BofA ML 3M T-Bill Index over the 3-year, 5-year and 10-year periods, but had underperformed the S&P 500 TR Index across all periods. The Board recognized that Millburn HS had been outperforming its Morningstar category until February 20, 2020. A Catalyst representative attributed Millburn HS’s performance in recent weeks to investment models that did not adjust quickly enough to rapidly changing market conditions. He represented that he had confidence in Millburn HS’s ability to recover from the market disruptions and produce satisfactory returns going forward.

Fees and Expenses. The Board reviewed the advisory fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the advisory fee for each Catalyst Renewal Fund was not unreasonable.

Catalyst SA—The Board noted that Catalyst SA’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board observed that Catalyst SA was the smallest fund in its peer group.

Catalyst IB—The Board observed that Catalyst IB’s advisory fee was on par with the median of its peer group and higher than the average and median of the Large Growth Morningstar categories, but lower than the high of the category. The Board remarked that Catalyst IB’s net expense ratio was lower than its peer group’s average expense ratio and significantly below the high of the Morningstar category.

Catalyst Insider—The Board discussed that Catalyst Insider’s advisory fee was lower than the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the median and average of its peer group and on par with the median of the High-Yield Bond Morningstar category.

Warrington SP—The Board noted that Warrington SP’s advisory fee was higher than the peer group average and median, but lower than the highs of each, and was the high of the Options Based Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was higher than the medians and averages of its peer group and Morningstar categories, but well-below the highs of each.

Catalyst HCS—The Board remarked that Catalyst HCS’s advisory fee and net expense ratio were higher than its peer group’s averages and medians, but lower than the peer group’s highs, and were the highs of the Commodity Broad Basket Morningstar category, but lower than the highs of the Managed Futures Morningstar category. The Board noted Catalyst’s explanation that Catalyst HCS did not fit well into any particular Morningstar category because it implemented a managed futures-type strategy based on commodities.

Catalyst SC—The Board recognized that Catalyst SC’s advisory fee and net expense ratio were higher than the peer group and Morningstar category medians and averages, but were lower than the highs of each.

MAP Global Equity—The Board commented that MAP Global Equity’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted

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that its net expense ratio was lower than the peer group median and average and in line with the median of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that MAP Global Balanced’s net expense ratio was lower than the peer group median and average and on par with the Morningstar category average.

SMH High Income—The Board reviewed SMH High Income’s advisory fee and net expense ratio and noted that although they were higher than the medians and averages of its peer group and Morningstar category, they were well-below the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Catalyst DA—The Board observed that Catalyst DA’s advisory fee and net expense ratio were in line with its peer group and well-below the highs of the Morningstar category.

Lyons TA—The Board discussed that the advisory fee for Lyons TA was the high of its peer group, but was lower than the high of the Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Morningstar category.

Exceed DR—The Board recognized that Exceed DR’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DR’s net expense ratio was lower than the averages of its Morningstar category and on par with the average of its peer group.

Exceed DS—The Board noted that Exceed DS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DS’s net expense ratio was lower than the averages of its peer group and Morningstar category.

Catalyst BS—The Board stated that although the advisory fee for Catalyst BS was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst BS’s net expense ratio was lower than the average expense ratio of the peer group and well-below the high of the Morningstar category.

CIFC Floating Rate—The Board remarked that the advisory fee for CIFC Floating Rate was the highest of its Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s advisory fee was the highest of its Morningstar category, but that its net expense ratio was lower than the average of its peer group, and well-below the high of its Morningstar category. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

Catalyst MS—The Board commented that Catalyst MS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Catalyst

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MS’s net expense ratio was the high of its peer group but lower than the high of the Morningstar category. The Board recognized that Catalyst MS was the smallest fund in its peer group.

Catalyst MLP—The Board reviewed Catalyst MLP’s advisory fee and noted that it was the high of its peer group and Morningstar category. The Board discussed that Catalyst MLP’s net expense ratio was lower than the average of its peer group and Morningstar category. The Board observed that Catalyst MLP’s advisory fee could be attributed to the specialized nature of its investment strategy.

Millburn HS—The Board considered that Millburn HS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement for distribution expenses pursuant to the Rule 12b-1 plan. The Board noted that Catalyst was managing Catalyst SA, Catalyst Insider, Warrington SP and Catalyst MS at a loss and therefore concluded that excessive profitability of Catalyst with respect to those Funds was not an issue at this time. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Catalyst IB—The Board remarked that Catalyst earned a profit from managing Catalyst IB. The Board discussed that these profits were used to compensate the owner personnel of Catalyst that provided services to Catalyst IB. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Catalyst’s profit in connection with Catalyst IB was not excessive.

Catalyst HCS—The Board observed that Catalyst earned a profit from managing Catalyst HCS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HCS. The Board concluded that Catalyst’s profit in connection with Catalyst HCS was not excessive.

Catalyst SC—The Board observed that Catalyst earned a modest profit from managing Catalyst SC. The Board concluded that Catalyst’s profit in connection with Catalyst SC was not excessive.

MAP Global Equity—The Board observed that Catalyst earned a reasonable profit from managing MAP Global Equity. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of MAP Global Equity.

MAP Global Balanced—The Board commented that Catalyst earned a modest profit from managing MAP Global Balanced. The Board concluded that Catalyst’s profit in connection with MAP Global Balanced was not excessive.

SMH High Income—The Board commented that Catalyst earned a profit from managing SMH High Income. The Board discuss that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of SMH High Income. The Board concluded that Catalyst’s profit in connection with SMH High Income was not excessive.

SMH Total Return—The Board commented that Catalyst earned a modest profit from managing SMH Total Return. The Board concluded that Catalyst’s profit in connection with SMH Total Return was not excessive.

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Catalyst DA—The Board observed that Catalyst earned a profit from managing Catalyst DA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst DA. The Board concluded that Catalyst’s profit in connection with Catalyst DA was not excessive.

Lyons TA—The Board observed that Catalyst earned a profit from managing Lyons TA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Lyons TA. The Board concluded that Catalyst’s profit in connection with Lyons TA was not excessive.

Exceed DR—The Board commented that Catalyst earned a modest profit from managing Exceed DR. The Board concluded that Catalyst’s profit in connection with Exceed DR was not excessive.

Exceed DS—The Board noted that Catalyst earned a modest profit from managing Exceed DS. The Board concluded that Catalyst’s profit in connection with Exceed DS was not excessive.

Catalyst BS—The Board commented that Catalyst earned a modest profit from managing Catalyst BS. The Board concluded that Catalyst’s profit in connection with Catalyst BS was not excessive

CIFC Floating Rate—The Board commented that Catalyst earned a modest profit from managing CIFC Floating Rate. The Board concluded that Catalyst’s profit in connection with CIFC Floating Rate was not excessive.

Stone Beach IO—The Board noted that Catalyst earned a modest profit from managing Stone Beach IO. The Board concluded that Catalyst’s profit in connection with Stone Beach IO was not excessive.

Catalyst MLP—The Board observed that Catalyst earned a profit from managing Catalyst MLP. The Board discussed that Catalyst’s profit margins were well within the industry norm for strategies similar to that of Catalyst MLP. The Board concluded that Catalyst’s profit in connection with Catalyst MLP was not excessive.

Millburn HS—The Board observed that Catalyst earned a profit from managing Millburn HS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Millburn HS. The Board concluded that Catalyst’s profit in connection with Millburn HS was not excessive.

Economies of Scale. The Board noted that the management agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board noted that no Catalyst Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the management agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the management agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

Consideration and Approval of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst/Teza Algorithmic Allocation Income Fund (“Teza AA”)

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In connection with a regular meeting held on November 11, 2019, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Teza AA.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s proposed services to Teza AA, comparative fee and expense information, and Catalyst’s estimated profitability from advising Teza AA.

Nature, Extent, and Quality of Services. The Board reviewed Catalyst’s corporate structure, officers, owners, and compliance record. A representative of Catalyst reviewed the services Catalyst would provide to Teza AA and the procedures proposed by Catalyst to supervise Teza AA’s investment program and the proposed new sub-advisor. The Board discussed the experience of Catalyst’s senior personnel, recent staff additions, and its satisfaction with Catalyst’s chief compliance officer and chief risk officer. A representative of Catalyst reviewed Catalyst’s risk management process, aimed at addressing risk while maintaining returns, and the Board agreed that Catalyst’s focus on risk management and mitigation would be beneficial to shareholders. The Board discussed Catalyst’s compliance program, and the Trust’s chief compliance officer confirmed that Catalyst had appropriate and reasonably designed compliance policies and procedures to prevent violations of the federal securities laws. The Board acknowledged its discussion during the Meeting of the status of certain regulatory examinations and litigation. It acknowledged Catalyst’s infrastructure, compliance and risk management cultures and concluded that Catalyst would provide a high level of quality service to Teza AA for the benefit of shareholders.

Performance. The Board noted that the sub-advisor would be primarily responsible for the day-to-day management of Teza AA’s portfolio. The Board further noted that Catalyst had demonstrated, as evidenced by the other series of the Trust it managed, that it had the ability to successfully manage and oversee sub-advisors ensuring compliance with portfolio restrictions and limitations. The Board further noted that Catalyst’s track record of managing mutual funds gave the Board confidence that Catalyst would provide value to shareholders as advisor to Teza AA.

Fees and Expenses. The Board reviewed the proposed management fee of 1.90% for Teza AA was higher than the average advisory fee charged in the peer group and the Morningstar Multialternative category but below the highs of each. The Board discussed that Teza AA’s proposed net expense ratio of 2.24% was lower than the average of the peer group and although higher than the median and average of the Morningstar category, was well below the high of the Morningstar category. The Board reviewed Catalyst’s explanation that the advisory fee was appropriate for Teza AA because of the sophisticated and dynamic nature of Teza AA’s strategy, the sub-advisor’s strong historical track record in implementing the strategy and the additional investment and risk management oversight required by Catalyst for Teza AA’s complex strategy. The Board discussed the allocation of fees between Catalyst and Teza AA’s sub-advisor and agreed that the allocation was appropriate. The Board concluded that the proposed management fee for Teza AA was not unreasonable.

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Profitability. The Board reviewed Catalyst’s analysis estimating its profitability in connection with Teza AA during the initial term of the management agreement. The Board noted that Catalyst anticipated realizing a modest profit on Teza AA during the first two years of management agreement. It considered the ancillary benefits that Catalyst and its affiliates may receive related to Teza AA. The Board concluded that excess profitability was not a concern at this time.

Economies of Scale. The Board considered whether Catalyst had the potential to realize economies of scale during the initial term of the management agreement. The Board agreed that given Teza AA’s anticipated growth during the initial term of the agreement, the absence of breakpoints in the advisory fee was acceptable at this time.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the management agreement was in the best interests of Teza AA and its shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 6,-7, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced” and together with MAP Global Equity, the “MAP Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board was based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, the investment performance of the MAP Funds, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds.

Nature, Extent and Quality of Services. The Board discussed that MAP’s investment team had worked together for nearly 25 years and that MAP attributed its performance and longevity to the passion and commitment of its team. The Board commented that MAP was independent and employee-owned, which allowed MAP to deliver objective, unbiased investment advice to its clients. The Board noted that MAP used a variety of sources and investment techniques to generate investment ideas and monitor portfolio holdings. The Board reviewed MAP’s risk mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board observed there were no material litigation, compliance issues, or regulatory examinations reported since the sub-advisory agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP had the potential to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but had outperformed them since inception. The Board noted that MAP Global Balanced had underperformed the MSCI ACWI Gross Index across all periods. The Board considered that the advisor attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. A representative of the advisor noted that despite the continued underperformance MAP Global Balanced since the outbreak of COVID-19, he remained confident in the long-term potential MAP Global Balanced.

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MAP Global Equity—The Board recognized that MAP Global Equity underperformed its peer group, Morningstar category and benchmark MSCI ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods. The Board discussed that the advisor attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. The Board noted that this affected MAP Global Equity’s performance across all periods after reporting an outperformance in the previous year. A representative of the advisor remarked that MAP Global Equity’s underperformance had continued since the outbreak of COVID-19 but expressed confidence in the long-term potential of MAP Global Equity’s strategy.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net advisory fee was paid to MAP. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was lower than the fees MAP charged to its other accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered MAP’s profitability in connection with each MAP Fund. The Board noted that MAP was sub-advising MAP Global Balanced at a loss and earning a modest profit from sub-advising MAP Global Equity. The Board concluded that excessive profitability was not an issue for MAP with respect to either MAP Fund at this time.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each MAP Fund and its respective shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Cookson, Peirce & Co., Inc. with respect to the Catalyst Dynamic Alpha Fund

In connection with a meeting held on May 6-7, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Cookson, Peirce & Co., Inc. (“Cookson Peirce”), with respect to Catalyst Dynamic Alpha Fund (“Catalyst DA”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Cookson Peirce’s responses to a series of questions regarding, among other things, the investment performance of Catalyst DA, Cookson Peirce’s services provided to Catalyst DA, comparative fee and expense information, and Cookson Peirce’s profitability from managing Catalyst.

Nature, Extent and Quality of Services. The Board reviewed the professional backgrounds of the key personnel of Cookson Peirce and noted the breadth of their collective experience in the industry. The Board noted that Cookson Peirce managed Catalyst DA with an emphasis on stock selection and factor exposure and employed a quantitative security selection methodology based upon relative strength and momentum factors. The Board commented that Cookson Peirce reviewed shareholder activity daily to detect any market timing activity and that all trades were reviewed by the chief compliance officer prior to allocation. The Board discussed that broker dealers were reviewed quarterly to ensure best execution. The Board remarked that Cookson Peirce maintained sufficient errors and omissions insurance coverage. After further discussion, the Board concluded that Cookson Peirce had the resources to continue providing high quality service to Catalyst DA.

Performance. The Board remarked that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. It noted that although Catalyst DA trailed its peer group, Morningstar category and benchmark since inception, its performance over that period was generally in-line with each of them. The Board reviewed the advisor’s explanation that high-momentum stocks underperformed during the past year. A representative of the advisor noted that Catalyst DA had already begun to recover from the 2020 market volatility and that its performance was above the benchmark for the year-to-date. After discussion, the Board concluded that the performance of Catalyst DA was acceptable.

Fees and Expenses. The Board noted that Cookson Peirce received 100% of the 1.00% advisory fee earned on assets invested in Catalyst DA by its advisory clients, and 50% of the net advisory fee collected on all other assets of the Fund. The Board recognized that Cookson Peirce’s sub-advisory fee for Catalyst DA was comparable to the range of fees Cookson Peirce charged to its similarly managed client accounts. The Trustees discussed the allocation of fees between the advisor and Cookson Peirce relative to their respective duties and other factors, and agreed the allocation for Catalyst DA was appropriate. The Board concluded that the sub-advisory fee received by Cookson Peirce for managing Catalyst DA was not unreasonable.

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Profitability. The Board remarked that Cookson Peirce earned a profit from sub-advising Catalyst DA. The Board discussed how Cookson Peirce’s profits from sub-advising Catalyst DA were used to compensate Cookson Peirce’s members who provided services to Catalyst DA. The Board recognized that Cookson Peirce’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Cookson Peirce’s profit in connection with Catalyst DA was not excessive.

Economies of Scale. The Board considered whether Cookson Peirce had realized economies of scale with respect to the sub-advisory services provided to Catalyst DA. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst DA, it was unlikely that Cookson Peirce was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from Cookson Peirce as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between the advisor and Cookson Peirce, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of Catalyst DA and its shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited)
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Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	56	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016;Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	40	Trustee of Variable Insurance Trust since 2010

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601, San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	40	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/20) and held for the entire period through 06/30/20.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/20	Value 06/30/20	During Period *	Value 06/30/20	During Period *

Catalyst Small-Cap Insider Buying Fund - Class A	1.78%	$1,000.00	$870.40	$8.28	$1,016.01	$8.92
Catalyst Small-Cap Insider Buying Fund - Class C	2.53%	1,000.00	867.60	11.75	1,012.28	12.66
Catalyst Small-Cap Insider Buying Fund - Class I	1.53%	1,000.00	871.50	7.12	1,017.26	7.67
Catalyst Insider Buying Fund - Class A	1.53%	1,000.00	912.60	7.28	1,017.26	7.67
Catalyst Insider Buying Fund - Class C	2.28%	1,000.00	909.40	10.82	1,013.53	11.41
Catalyst Insider Buying Fund - Class I	1.28%	1,000.00	914.30	6.09	1,018.50	6.42
Catalyst Dynamic Alpha Fund - Class A	1.38%	1,000.00	1,040.70	7.00	1,018.00	6.92
Catalyst Dynamic Alpha Fund - Class C	2.13%	1,000.00	1,036.00	10.78	1,014.27	10.67
Catalyst Dynamic Alpha Fund - Class I	1.13%	1,000.00	1,041.80	5.74	1,019.24	5.67
Catalyst Buyback Strategy Fund - Class A	1.54%	1,000.00	832.40	7.02	1,017.21	7.72
Catalyst Buyback Strategy Fund - Class C	2.29%	1,000.00	828.70	10.41	1,013.48	11.46
Catalyst Buyback Strategy Fund - Class I	1.29%	1,000.00	833.30	5.88	1,018.45	6.47
Catalyst/Lyons Tactical Allocation Fund - Class A	1.54%	1,000.00	1,002.90	7.67	1,017.21	7.72
Catalyst/Lyons Tactical Allocation Fund - Class C	2.29%	1,000.00	998.50	11.38	1,013.48	11.46
Catalyst/Lyons Tactical Allocation Fund - Class I	1.29%	1,000.00	1,003.60	6.43	1,018.45	6.47
Catalyst/MAP Global Equity Fund - Class A	1.21%	1,000.00	896.10	5.70	1,018.85	6.07
Catalyst/MAP Global Equity Fund - Class C	1.96%	1,000.00	892.50	9.22	1,015.12	9.82
Catalyst/MAP Global Equity Fund - Class I	0.96%	1,000.00	896.80	4.53	1,020.09	4.82
Catalyst MLP & Infrastructure Fund - Class A	1.69%	1,000.00	647.10	6.92	1,016.46	8.47
Catalyst MLP & Infrastructure Fund - Class C	2.44%	1,000.00	645.70	9.98	1,012.73	12.21
Catalyst MLP & Infrastructure Fund - Class I	1.44%	1,000.00	648.40	5.90	1,017.70	7.22

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2020	2019
Catalyst Small-Cap Insider Buying Fund	10,250	10,250
Catalyst Insider Buying Fund	10,250	10,250
Catalyst Dynamic Alpha Fund	10,250	10,250
Catalyst/Buyback Strategy Fund	10,250	10,250
Catalyst/Lyons Tactical Allocation Fund	10,250	10,250
Catalyst/MAP Global Equity Fund	12,250	12,250
Catalyst MLP & Infrastructure Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2020	2019
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst/Buyback Strategy Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/MAP Global Equity Fund	2,000	2,000
Catalyst MLP & Infrastructure Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2020, and 2019 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2020 and 2019, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 08, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 08, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 08, 2020